SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SENSIENT TECHNOLOGIES CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1

[LOGO]

March 2004

Dear Fellow Shareholder:

You are invited to attend the Annual Meeting of Shareholders of Sensient Technologies Corporation. The meeting will be held on Thursday, April 22, 2004, at 2:00 p.m., Mountain Time, at The Brown Palace Hotel, 321 17th Street, Denver, CO.

We hope that you will be able to join us at the meeting to review the year and take a look at what the future holds for our company. In addition, the business to be transacted is: (i) to elect four directors of the Company as described in the accompanying Proxy Statement; (ii) to consider and act upon an amendment to the Sensient Technologies Corporation 2002 Non-Employee Director Stock Plan to increase the annual grant of restricted stock to non-employee directors of the Company from 300 to 900 shares and to increase the number of shares reserved and available for issuance under the plan from 30,000 to 90,000 shares; (iii) to consider and act upon a proposal to approve the Amended and Restated Sensient Technologies Corporation Incentive Compensation Plan for Elected Corporate Officers for purposes of Section 162(m) of the Internal Revenue Code of 1986; (iv) to ratify the appointment of Deloitte & Touche LLP, certified public accountants, as the independent auditors of the Company for 2004; and (v) to transact such other business as may properly come before the meeting or any adjournment thereof.

Whether or not you plan to attend, it is important that you exercise your right to vote as a shareholder. Please indicate your vote on the enclosed proxy card and return it promptly using the envelope provided or vote by telephone or by Internet according to the instructions on the enclosed proxy card. Be assured that your votes are completely confidential.

On behalf of the officers and directors of the Company, we want to thank you for your continued support and confidence.

Sincerely,

/s/    KENNETH P. MANNING

Kenneth P. Manning

Chairman, President and Chief Executive Officer

Enclosures

SENSIENT TECHNOLOGIES CORPORATION

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

Notice of Annual Meeting

To Be Held April 22, 2004

To the Shareholders of

Sensient Technologies Corporation:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders (“Meeting”) of Sensient Technologies Corporation, a Wisconsin corporation (“Company”), will be held at The Brown Palace Hotel, 321 17th Street, Denver, CO, on Thursday, April 22, 2004, at 2:00 p.m., Mountain Time, for the following purposes:

1.	To elect four directors of the Company as described in the accompanying Proxy Statement.

2.	To consider and act upon amendments to the Sensient Technologies Corporation 2002 Non-Employee Director Stock Plan to increase the annual grant of restricted stock to non-employee directors of the Company from 300 to 900 shares and to increase the number of shares reserved and available for issuance under the plan from 30,000 to 90,000 shares.

3.	To consider and act upon a proposal to approve the Amended and Restated Sensient Technologies Corporation Incentive Compensation Plan for Elected Corporate Officers for purposes of Section 162(m) of the Internal Revenue Code of 1986.

4.	To ratify the appointment of Deloitte & Touche LLP, certified public accountants, as the independent auditors of the Company for 2004.

5.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 1, 2004 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

We encourage you to attend the Meeting and vote your shares in person. However, whether or not you are able to attend the Meeting, please complete the enclosed proxy and return it promptly using the envelope provided or vote by telephone or by Internet according to the instructions on the enclosed proxy card, so that your shares will be represented at the Meeting. You may revoke your proxy at any time before it is actually voted by notice in writing to the undersigned or by attending the Meeting and voting in person. Your attention is directed to the attached proxy statement and accompanying proxy.

On Behalf of the Board of Directors,

John L. Hammond

Secretary

Milwaukee, Wisconsin

March 15, 2004

SENSIENT TECHNOLOGIES CORPORATION

777 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

(414) 271-6755

PROXY STATEMENT

for

ANNUAL MEETING OF SHAREHOLDERS

to be held on

April 22, 2004

GENERAL

This proxy statement and accompanying proxy are first being furnished to the shareholders of Sensient Technologies Corporation, a Wisconsin corporation (“Company”), beginning on or about March 15, 2004, in connection with the solicitation by the Board of Directors of the Company (“Board”) of proxies for use at the Company’s 2004 Annual Meeting of Shareholders to be held at The Brown Palace Hotel, 321 17th Street, Denver, CO, on Thursday, April 22, 2004, at 2:00 p.m., Mountain Time, and at any adjournments thereof (“Meeting”), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders and in this proxy statement.

Accompanying this proxy statement are a Notice of Annual Meeting of Shareholders and a form of proxy solicited by the Board for the Meeting. The Annual Report to Shareholders, which also accompanies this proxy statement, contains financial statements for the three years ended December 31, 2003, and certain other information concerning the Company. The Annual Report and financial statements are neither a part of this proxy statement nor incorporated herein by reference.

Only holders of record of the Company’s Common Stock (“Common Stock”) as of the close of business on March 1, 2004, are entitled to notice of, and to vote at, the Meeting. On that date, the Company had 46,742,027 shares of Common Stock outstanding, each of which is entitled to one vote on each proposal submitted for shareholder consideration at the Meeting.

A proxy, in the enclosed form, which is properly executed, duly returned to the Company or its authorized representatives or agents and not revoked or which has been properly voted by telephone or by Internet according to the instructions on the enclosed proxy card and not revoked will be voted in accordance with the shareholder’s instructions contained in the proxy. If no instructions are indicated on the proxy, the shares represented thereby will be voted as follows:

•	FOR the Board’s four nominees for director;

•	FOR the amendments to the Sensient Technologies Corporation 2002 Non-Employee Director Stock Plan to increase the annual grant of restricted stock to non-employee directors of the Company from 300 to 900 shares and to increase the number of shares reserved and available for issuance under the plan from 30,000 to 90,000 shares;

•	FOR the proposal to approve the Amended and Restated Sensient Technologies Corporation Incentive Compensation Plan for Elected Corporate Officers for purposes of Section 162(m) of the Internal Revenue Code of 1986;

•	FOR ratification of the Board’s appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2004; and

•	On such other matters that may properly come before the Meeting in accordance with the best judgment of the individual proxies named in the proxy.

Any shareholder giving a proxy may revoke it at any time before it is exercised at the Meeting by delivering written notice thereof to the Secretary of the Company. Any shareholder attending the Meeting may vote in person whether or not the shareholder has previously filed a proxy. Presence at the Meeting by a shareholder who has signed a proxy does not in itself revoke the proxy. The shares represented by all properly executed proxies received prior to the Meeting will be voted as directed by the shareholders.

The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers or employees of the Company in person, by telephone or by telegram. The Company will use the services of D.F. King & Co., Inc., New York, New York, to aid in the solicitation of proxies. Their charges will be $7,500 plus reasonable expenses. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners.

ITEM 1.

ELECTION OF DIRECTORS

The Board of Directors currently consists of nine members divided into three equal classes as a result of recent Board action. The Board previously consisted of eleven members divided into three classes of four, four and three directors each. One class is elected each year to serve for a term of three years.

Four directors are to be elected at the Meeting. All of the nominees, Messrs. Batten and Croft, Dr. Clydesdale and Ms. Whitelaw, are currently directors of the Company. Effective at the Annual Meeting of Shareholders on April 24, 2003, Mr. James L. Forbes retired from the Board, having reached the mandatory retirement age for members of the Board of Directors under the Company’s Bylaws. The Board determined not to nominate a person for election at that time because the Board had not identified a suitable nominee. At the July 17, 2003 Board meeting, the Board unanimously elected Mr. Hank Brown, President and Chief Executive Officer of The Daniels Fund and formerly President of the University of Northern Colorado and a member of the United States Senate, to fill the vacancy created by Mr. Forbes’ retirement effective January 1, 2004, to serve for a term expiring in April, 2005. On March 1, 2004, Mr. Robert J. O’Toole resigned from the Board due to conflicts with other commitments and on March 4, 2004, Mr. Richard A. Abdoo resigned from the Board in connection with his retirement from Wisconsin Energy Corp. The Board has determined to decrease the overall size of the Board from eleven directors to nine directors. Accordingly, there are no vacancies as a result of such resignations. Because the Company has a classified board, the Board has also determined to divide the directors into three equal classes of three directors each. All of the nominees are being nominated for three-year terms expiring in 2007, except for Mr. James A.D. Croft, who is being nominated for a one-year term expiring in April, 2005 in order to balance the classes of the Board at three members each. The remaining five directors will continue to serve in accordance with their previous elections.

It is intended that the persons named as proxies in the accompanying proxy will vote FOR the election of the Board’s four nominees. If any nominee should become unable to serve as a director prior to the Meeting, the shares represented by proxies otherwise voted in favor of the Board’s four nominees or which do not contain any instructions will be voted FOR the election of such other person as the Board may recommend.

Under Wisconsin law, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, assuming a quorum is present. For this purpose, “plurality” means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. Therefore, any shares of Common Stock which are not voted on this matter at the Meeting (whether by abstention, broker nonvote or otherwise) will have no effect on the election of directors at the Meeting.

Pursuant to the Company’s Bylaws, written notice of other qualifying nominations by shareholders for election to the Board must have been received by the Secretary no later than March 4, 2004. As no notice of any such other nominations was received, no other nominations for election to the Board of Directors may be made by shareholders at the Meeting.

Set forth below is certain information about the Board’s nominees and the five continuing members.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR ALL NOMINEES.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS1

Name and Age		Position with Company or Other Occupation	Year First Elected Director
Michael E. Batten F	63	Chairman of the Board and Chief Executive Officer of Twin Disc, Inc., a manufacturer of transmission components; Director of Briggs & Stratton Corporation.	1980

Dr. Fergus M. Clydesdale F, S	67	Distinguished University Professor and Head, Department of Food Science, College of Food and Natural Resources at the University of Massachusetts—Amherst.	1998

James A.D. Croft A, C	66	Retired; Director of Richard Ellis Holdings Limited, Property and Investment Consultants to 1998; Chairman, Bartlodge, Ltd. since 1998.	1997

Essie Whitelaw C, N	56	Senior Vice President of Private Sector Claims Administration, Wisconsin Physician Services, since 2001; President and Chief Operating Officer of Blue Cross & Blue Shield of Wisconsin, a comprehensive health insurer, to 2000.	1993

A—Audit Committee	F—Finance Committee
C—Compensation and Development Committee	N—Nominating and Corporate Governance Committee
E—Executive Committee	S—Scientific Advisory Committee

(1)	Each of Mr. Batten, Dr. Clydesdale and Ms. Whitelaw is being nominated for a three-year term expiring in April, 2007. Mr. Croft is being nominated for a one-year term expiring in April, 2005 in order to balance the classes of the Board at three members each.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Terms Expiring April, 2005

Name and Age		Position with Company or Other Occupation	Year First Elected Director
Alberto Fernandez A, S	57	Chairman of Pyosa, S.A. de C.V., a Mexican chemical company specializing in lead oxides, fine chemicals and dyes.	1999

Hank Brown	64	President and Chief Executive Officer, The Daniels Fund, a charitable foundation, since July, 2002; President of the University of Northern Colorado from July, 1998 to June, 2002; Director of Alaris Medical, Inc., Frontier Airlines Inc., Sealed Air Corporation and StarTek, Inc.	2004

A—Audit Committee	F— Finance Committee
C—Compensation and Development Committee	N—Nominating and Corporate Governance Committee
E—Executive Committee	S— Scientific Advisory Committee

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Terms Expiring April, 2006

Name and Age		Position with Company or Other Occupation	Year First Elected Director
John F. Bergstrom A, C, E, N	57	Chairman and Chief Executive Officer of Bergstrom Corporation, which owns automotive dealerships and commercial real estate; Director of Wisconsin Energy Corporation, Kimberly-Clark Corporation, Midwest Express Holdings, Inc. and Banta Corporation.	1994

William V. Hickey A, E, F, N	59	President, Chief Executive Officer and Director of Sealed Air Corporation, a leading global manufacturer of a complementary line of protective, food and specialty packaging materials and systems; Director of Public Service Enterprise Group Incorporated. (1)	1997

Kenneth P. Manning E, S	62	Chairman of the Board, President and Chief Executive Officer of the Company; Director of Badger Meter, Inc. and Sealed Air Corporation.	1989

A—Audit Committee	F— Finance Committee
C—Compensation and Development Committee	N—Nominating and Corporate Governance Committee
E—Executive Committee	S— Scientific Advisory Committee

(1)	Mr. Hickey served as President and Chief Operating Officer of Sealed Air Corporation from 1996 to 2000 and as its Executive Vice President and Chief Operating Officer from 1994 to 1996.

Except as noted, all nominees and directors continuing in office have held their current positions or otherwise have served in their respective positions with the listed organizations for more than five years. Except as set forth under “Certain Relationships and Affiliated Transactions” below, no director, nominee for director or executive officer had any material interest, direct or indirect, in any business transaction of the Company or any subsidiary during 2003, nor does any director, nominee or executive officer have any material interest, direct or indirect, in any such proposed transaction. The Board has determined that all members of the Board, except Mr. Manning, are independent under the applicable rules of the New York Stock Exchange and the Securities and Exchange Commission (the “SEC”). See “Director Independence” on page 9.

The Board of Directors met five times during 2003, and each director attended at least 75% of the meetings of the Board and the Board Committees on which he or she served that were held during the period in which he or she was a director. The Company’s Corporate Governance Guidelines provide that all directors are expected to attend the Annual Meeting of Shareholders. In 2003, ten of the eleven Board members attended the Annual Meeting.

Committees of the Board of Directors

The Executive Committee of the Board of Directors, which currently consists of Messrs. Bergstrom, Hickey and Manning, met twice in 2003. This Committee has the power and authority of the Board of Directors in directing the management of the business and affairs of the Company in the intervals between Board of Directors meetings, except to the extent limited by law, and reports its actions at regular meetings of the Board.

The Audit Committee of the Board of Directors met ten times during 2003. Messrs. Croft, Bergstrom, Fernandez and Hickey are the current members of the Audit Committee. All members of the Audit Committee meet the independence and experience requirements of the New York Stock Exchange and the SEC. This Committee, among other things: (i) has sole responsibility to appoint, terminate, compensate and oversee the independent auditors of the Company and to approve any audit and permitted non-audit work by the independent auditors; (ii) reviews the adequacy and appropriateness of the Company’s internal control structure and recommends improvements thereto, including management’s assessment of internal controls and the internal audit function; (iii) reviews with the independent auditors their reports on the consolidated financial statements of the Company and the adequacy of the financial reporting process, including the selection of accounting policies; (iv) reviews and discusses with management the Company’s practices regarding earnings press releases and the provision of financial information and earnings guidance to analysts and ratings agencies; (v) obtains and reviews an annual report of the independent auditor covering the independent auditor’s quality control, any inquiry or investigation by governmental or professional authorities within five years and independence; (vi) sets hiring policies for employees or former employees of the independent auditors; (vii) establishes procedures for receipt of complaints about accounting or auditing matters; and (viii) reviews the adequacy and appropriateness of the various policies of the Company dealing with the principles governing performance of corporate activities. These policies, which are set forth in the Company’s Code of Conduct, include antitrust compliance, conflict of interest and business ethics. On December 5, 2002, in connection with recent reforms in corporate governance promulgated by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and pursuant to New York Stock Exchange proposed rules, the Board of Directors adopted a revised written charter for the Audit Committee, which is incorporated in the Company’s Bylaws. During 2003 the Audit Committee charter has been further revised to comply with subsequent legal and exchange requirements. The revisions provide for the Committee to exercise significantly expanded responsibilities. The Audit Committee reviews and reassesses the adequacy of this charter at least annually. A copy of the written charter is attached as Appendix A to this proxy statement. The Board also approved on December 5, 2002, a Code of Ethics for Senior Financial Officers and certain revisions to the Code of Conduct, all as contemplated by the Sarbanes-Oxley Act. A copy of the Code of Ethics for Senior Financial Officers is available on the Company’s website (www.sensient-tech.com). On July 17, 2003, the Board determined that Messrs. Fernandez and Hickey are audit committee financial experts and are independent in accordance with SEC rules.

The current members of the Compensation and Development Committee of the Board of Directors, which held three meetings during 2003, are Messrs. Bergstrom and Croft and Ms. Whitelaw. This Committee, among other things: (i) reviews and approves all compensation programs for senior management of the Company, including salary structure, base salary and short-term and long-term incentive compensation plans, including stock options and non-qualified fringe benefit programs; (ii) prepares reports for the annual proxy statement; (iii) reviews and approves annual changes in each elected officer’s compensation including base salary and short-term and long-term incentive awards, and approves all executive employment contracts; (iv) annually recommends to the Board of Directors the election of Company officers; and (v) annually reviews the performance of the Chief Executive Officer and reviews and approves the Chief Executive Officer’s management development and succession plans for the Company. On December 5, 2002, the Board of Directors revised the Compensation and Development Committee Charter to include new responsibilities arising from the recent corporate governance reforms.

The Finance Committee of the Board of Directors, which currently consists of Messrs. Batten and Hickey and Dr. Clydesdale, held two meetings during 2003. Among other things, this Committee reviews and monitors the Company’s financial planning and structure to ensure conformity with the Company’s requirements for growth and fiscally sound operation, and also reviews and approves: (i) the Company’s annual capital budget, long-term financing plans, existing credit facilities and investments and commercial and investment banking relationships; (ii) existing insurance programs, foreign currency management and the stock repurchase program; and (iii) the financial management and administrative operation of the Company’s qualified and nonqualified benefit plans.

The Nominating and Corporate Governance Committee of the Board of Directors, which currently consists of Messrs. Bergstrom and Hickey and Ms. Whitelaw, met four times during 2003. Each member of the Committee satisfies New York Stock Exchange independence requirements. Among other functions, this Committee: (i) studies and makes recommendations concerning the composition of the Board of Directors and its committee structure and reviews the compensation of Board and Committee members; (ii) recommends persons to be nominated by the Board of Directors for election as directors of the Company and to serve as proxies at the annual meeting of shareholders; (iii) considers nominees recommended by shareholders; (iv) assists the Board in its determination of the independent status of each director; (v) develops a set of corporate governance principles for the Company and reassesses such principles annually; and (vi) oversees the system of corporate governance and the evaluation of the Board and management from a corporate governance standpoint. On December 5, 2002 the Board of Directors also significantly revised the charter of this Committee to include new responsibilities arising from the recent corporate governance reforms. A copy of this Committee’s written charter is available to security holders on the Company’s website (www.sensient-tech.com). The Committee identifies and recommends candidates it believes are qualified and suitable to serve as director consistent with the criteria for selection of directors adopted by the Board. A copy of our Director Selection Criteria is attached as Appendix B to this proxy statement. Recommendations for Board candidates may be made to the Committee by the Company’s Chairman and Chief Executive Officer, other current Board members and Company shareholders. The Committee also from time to time utilizes the services of third-party search firms. Once appropriate candidates are identified, the Committee evaluates their qualifications to determine which candidate best meets the Company’s Director Selection Criteria, without regard to the source of the recommendation. Recommendations by shareholders for director nominees should be forwarded to the Secretary of the Company, who will relay such information to the Committee Chair. The recommendations should identify the proposed nominee by name and provide detailed information about the nominee. Shareholders should look to the information required pursuant to the Company’s Bylaws for shareholder nominations as a guide to the information required. Under our Bylaws, shareholders also have the right to directly nominate a person for election as a director so long as the advance notice and informational requirements contained in the Bylaws are satisfied. See the discussion under “Future Shareholder Proposals and Nominations” on page 30.

The Scientific Advisory Committee of the Board of Directors, which currently consists of Dr. Clydesdale and Messrs. Manning and Fernandez, met twice during 2003. Among other functions, this Committee: (i) reviews the Company’s research and development programs with respect to the quality and scope of work undertaken; (ii) advises the Company on maintaining product leadership through technological innovation; and (iii) reports on new technological trends and regulatory developments that would significantly affect the Company and suggests possible new emphases with respect to its research programs and new business opportunities.

Executive Sessions of Independent Directors

In accordance with recent corporate governance reforms, the independent directors meet at regularly scheduled executive sessions without management not less frequently than three times per year. The responsibility for presiding at each meeting of independent directors is rotated among all independent members of the Board of Directors in alphabetical order.

Interested parties who wish to make their concerns known by communicating directly with the presiding independent director or with the independent directors as a group may do so in writing addressed to the attention of the Company Secretary. Communications on matters of significant concern to the Board will be relayed by the Company Secretary to the appropriate independent director.

Director Independence

The Company’s Corporate Governance Guidelines provide guidelines for determining whether a director is independent from management. For a director to be considered independent, the Board must make an affirmative determination that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The guidelines contain the following specific criteria to assist the Board in determining whether a director has a material relationship with the Company:

•	No director who is a former employee, or whose immediate family member is an executive officer, of the Company can be independent until three years after the employment relationship has ended.

•	No director who receives more than $100,000 per year in direct compensation from the Company (other than fees in connection with services as director or other non-contingent deferred compensation for prior service) can be independent until three years after the receipt of the compensation.

•	No director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company can be independent until three years after the end of the affiliation or the employment or auditing relationship.

•	No director can be independent if he or she is, or in the past three years has been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that concurrently employs the director.

•	No director who is an executive officer or an employee, or whose immediate family member is an executive officer, of a company that makes payments to or receives payments from the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of the other company’s consolidated gross revenues can be independent until three years after falling below that threshold.

•	Except as specifically indicated in the preceding bullets, no director can be independent if he or she has an immediate family member who could be classified in any of the categories noted above until three years after such family member’s relationship to the Company has ended.

•	No director shall be independent unless he or she shall meet the requirements for independence under applicable securities laws and New York Stock Exchange rules.

For purposes of determining independence, the “Company” includes any parent or subsidiary in a consolidated group with the Company.

Based on these criteria, the Board has affirmatively determined that all members of the Board, except Mr. Manning, are independent under the applicable rules of the New York Stock Exchange and the Securities and Exchange Commission and the Company’s independence criteria. In making this determination, the Board reviewed information provided by each of the directors to the Company. None of the directors identified as independent had any material relationship with the Company or its senior executive officers.

Director Compensation and Benefits

Directors who are not employees of the Company received for the first seven months of 2003 an annual retainer of $24,000 and fees of $1,000 for each Board and Committee meeting attended in addition to reimbursable expenses for such attendance. Each Committee chairperson received an additional $3,500 annually for serving in that capacity. Effective August 1, 2003, the Board increased the annual retainer to $30,000, the Board and Committee meeting fees to $1,500 and the Committee chairperson annual fee to $5,000. The increase in the annual fees was paid on a proportionate basis for the last five months of 2003.

The Company has an unfunded retirement plan for non-employee directors who have completed at least three years (one full term) of service with the Company as a director. The plan provides a benefit equal to the annual retainer fee for directors in effect at the time of the director’s departure from the Board. This benefit, payable only during the lifetime of the participant, continues for a period equal to the amount of time the individual was an active director. During the benefit period, the participant must be available to the Chairman of the Board for consultation.

The Company has a Directors’ Deferred Compensation Plan available to any director who is entitled to compensation as a Board member. Under this plan, the maximum amount that is eligible to be deferred is the total of all fees paid to the director by reason of his or her membership on the Board or any Committee thereof. The plan provides that directors may defer all or part of their director fees and the deferral may be in cash or Common Stock. The fees deferred in cash are credited to individual deferred compensation accounts which bear interest at the rate of 8.0% per annum. The amounts deferred pursuant to this plan will be paid either: (i) in a lump sum on January 31st of the calendar year following the year in which the director ceases to be a director or on January 31st of any year thereafter; or (ii) in five equal consecutive annual installments commencing on January 31st of the first calendar year after the director ceases to serve as a director. In the event of death, the balance in a director’s account will be paid in a lump sum to a designated beneficiary or to the director’s estate.

The Company has a Directors Stock Option Plan for any director who is not an employee of the Company. The plan provides for each director to be granted 2,000 options every May 1. The options have an exercise price equal to the market price of the Company’s stock on the date of grant and vest in increments of one-third of the total grant on each of the first, second, and third anniversaries of the date of grant.

The Company also has a Director Stock Plan for any director who is not an employee of the Company. This plan provides for an annual grant of 300 shares of the Company’s common stock to each non-employee director on the Annual Meeting date. The shares vest in increments of one-third of the total grant on each of the first, second and third anniversaries of the date of grant. The Board has increased the annual grant of restricted stock under this plan to 900 shares, subject to shareholder approval. See Item 2, Approval of an Amendment to the Sensient Technologies Corporation 2002 Non-Employee Director Stock Plan on page 23.

AUDIT COMMITTEE REPORT

In accordance with its written charter adopted by the Board of Directors (“Board”), the Audit Committee of the Board (“the Committee”) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During 2003, the Committee met ten times. The Committee discussed the interim financial information contained in each quarterly earnings announcement and in each of the Company’s Forms 10-Q with the Company’s Vice President, Chief Financial Officer and Treasurer, Vice President, Controller and Chief Accounting Officer and independent auditors prior to release of the earnings announcement and prior to filing the Company’s Forms 10-Q with the Securities and Exchange Commission, respectively. During each fiscal quarter of 2003, the procedures undertaken in connection with the Chief Executive Officer and Chief Financial Officer certifications for Forms 10-Q were reviewed, including the Company’s disclosure controls and procedures and internal controls.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and discussed with the auditors any relationships that may impact their objectivity and independence. The Committee has also considered whether the provision of any non-audit services by the auditors is compatible with maintaining the auditors’ independence. The Committee is satisfied as to the auditors’ independence. The Committee also discussed with management, the Company’s internal auditors and the independent auditors the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scopes, and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by the Public Company Accounting Oversight Board, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

Audit Fees

During the years ended December 31, 2003 and 2002, aggregate fees (including expenses) for the annual audit of the Company’s financial statements were approximately $1,455,000 and $1,198,000, respectively. Audit services includes fees for the audit of the Company’s consolidated financial statements, fees for statutory audits of foreign entities, fees for quarterly review services, and fees related to the Company’s SEC filings.

Audit-Related Fees

During the years ended December 31, 2003 and 2002, aggregate fees (including expenses) for audit-related services provided by the independent auditors were approximately $153,000 and $112,000, respectively. Audit-related services include fees for audits of the Company’s employee benefit plans, non-audit related accounting consultations and acquisition due diligence services.

Tax Fees

During the years ended December 31, 2003 and 2002, aggregate fees (including expenses) for tax services provided by the independent auditors were approximately $676,000 and $495,000, respectively. Tax services include tax compliance, tax advice and tax planning.

All of the services described above were approved by the Audit Committee.

At its October 2003 meeting, the Committee reviewed and approved resolutions revising the Company’s approval procedure for services provided by the Company’s independent auditor by adopting a comprehensive Audit Committee Pre-Approval Policy. This policy provides that the Committee is required to pre-approve all audit and non-audit services performed by the independent auditor and specifies certain audit, audit-related and tax services that have general pre-approval for the next twelve months, subject to specified dollar limits. The policy also provides that any services by the independent auditor not generally pre-approved or above the specified dollar limits must be submitted for pre-approval by the Audit Committee. Pursuant to the resolutions and the policy, the Chairman of the Audit Committee has the authority to grant pre-approval when necessary, provided that such pre-approval is reported to the Committee at its next meeting.

The Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of the Company’s financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

Date: February 12, 2004

Alberto Fernandez,

Chairman

John F. Bergstrom

James A.D. Croft

William V. Hickey

PRINCIPAL SHAREHOLDERS

Management

The following table sets forth certain information as of February 17, 2004, regarding the beneficial ownership of Common Stock by each of the executive officers of the Company who is named in the Summary Compensation Table on page 16 hereof (“named executive officers”), each director and nominee, and all of the directors and executive officers of the Company as a group. Except as otherwise indicated, all shares listed are owned with sole voting and investment power.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership and Percent of Class (1)(2)(3)
Michael E. Batten	8,821
John F. Bergstrom	8,411
Hank Brown	1,000
Richard Carney (4)	182,199
Dr. Fergus M. Clydesdale	8,059
James A.D. Croft	16,219
Alberto Fernandez	7,080
John L. Hammond	123,090
William V. Hickey	8,435
Richard F. Hobbs	386,138
Kenneth P. Manning	982,507
Ralph G. Pickles	86,299
Essie Whitelaw	6,747
All directors and executive officers as a group (16 persons)	1,951,992

(1)	Except for Mr. Manning, who beneficially owns 2.1% of the outstanding Common Stock, no director or named executive officer beneficially owns 1% or more of the Company’s Common Stock. The beneficial ownership of all directors and executive officers as a group represents 4.2% of the outstanding Common Stock. In each case this percentage is based upon the assumed exercise of that number of options which are included in the total number of shares shown (see Note (2), below).

(2)	Includes the following shares subject to stock options which are currently exercisable or exercisable within 60 days of February 17, 2004: Mr. Carney—120,333 shares; Mr. Hammond—79,999 shares; Mr. Hobbs—280,499 shares; Mr. Manning—742,000 shares; Mr. Pickles—70,299 shares; each director (other than Messrs. Brown and Manning)—4,000 shares; and all directors and executive officers as a group—1,418,030 shares.

(3)	Includes the following deferred shares which have been granted pursuant to the Directors’ Deferred Compensation Plan: Mr. Fernandez—2,200 shares.

(4)	Includes 2,800 shares held by Mr. Carney’s wife.

Other Beneficial Owners

The following table sets forth information regarding beneficial ownership by those persons whom the Company believes to be beneficial owners of more than 5% of the Common Stock of the Company as of February 17, 2004, based solely on review of filings made with the Securities and Exchange Commission (except as noted in (3) below).

Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percent of Class (1)
Gabelli Asset Management Inc. (2)	6,069,320	13.0%
Fidelity Management Trust Company (3)	2,650,206	5.7%
Wellington Management Co. LLP (4)	3,429,900	7.3%

(1)	All percentages are based on 46,742,027 shares of Common Stock outstanding as of February 17, 2004.

(2)	Gabelli Asset Management Inc., One Corporate Center, Rye, NY 10580 (“GAM”), filed a Schedule 13D/A on November 25, 2003, amending the Schedule 13D which was originally filed on April 16, 2001, which reported on behalf of Mario J. Gabelli, Marc J. Gabelli and various entities which either one directly or indirectly controls or for which either one acts as chief investment officer (collectively, the “Gabelli Investors”). As of the November 25, 2003 filing, the Gabelli Investors held sole voting and dispositive power with respect to all 6,069,320 shares, except that one affiliate does not have the authority to vote 379,600 of the reported shares and in certain cases the proxy voting committee of each Gabelli registered investment company may exercise voting power with respect to the shares held by such fund. The Gabelli Investors do not admit that they constitute a group. GAM, reporting on behalf of the Gabelli Investors, filed a Schedule 13D/A on February 20, 2004 amending the Schedule 13D and reporting that the Gabelli Investors held as of the date of the filing an aggregate of 6,588,983 shares, or 14.1% of the number of shares outstanding as of February 17, 2004. The ownership information contained herein is based in its entirety on information set forth in the Schedule 13D, as amended through November 25, 2003 and February 20, 2004.

(3)	Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109 (“Fidelity”) is the Trustee of the Sensient Technologies Corporation Retirement Employee Stock Ownership Plan (“ESOP”), which holds 1,710,677 shares, or 3.7% of the number of shares outstanding at February 17, 2004, and is also the Trustee of the Sensient Technologies Corporation Savings Plan (“Savings Plan”), which holds 939,529 shares of Common Stock, or 2% of the number of shares outstanding at February 17, 2004. Fidelity has advised the Company that it disclaims beneficial ownership of the ESOP and Savings Plan shares.

(4)	Wellington Management Company, LLP (“WMC”), 75 State Street, Boston, MA 02109 filed a Schedule 13G on February 12, 2004, which reported that WMC, in its capacity as investment adviser, has shared voting power with respect to 3,173,000 shares of common stock and shared dispositive power with respect to 3,429,900 shares of common stock. All of the securities reported on the Schedule 13G are held of record by WMC clients. The ownership information contained herein is based entirely on information set forth in the Schedule 13G.

COMPENSATION AND DEVELOPMENT COMMITTEE REPORT

Introduction

This report describes the Company’s executive compensation programs and the basis on which 2003 compensation was determined with respect to the executive officers of the Company. The Committee is composed entirely of independent non-employee directors and met three times during 2003. A more complete description of the Committee functions is set forth under the heading “Committees of the Board of Directors” on page 7.

Compensation Policy and Objectives

The Company has developed an overall compensation policy and specific compensation plans that tie a significant portion of executive compensation to the Company’s success in meeting specified financial goals (“Program”). The overall objectives of the Program are to attract and retain the best possible executive talent, to motivate these executives to successfully execute the Company’s business strategy, to link executive and shareholder interests through equity-based plans and to provide a program that recognizes individual contributions and achievement.

Each year the Committee conducts a review of the Program. This review includes a meeting with an independent compensation consultant assessing the effectiveness of the Program and comparing it to similar programs of a group of corporations that represent the Company’s competition for executive talent. The Committee approves the selection of comparable companies used for this analysis. The Committee determines the compensation for the elected officers including the five most highly compensated Company executives. In reviewing individual performance, the Committee takes into account the recommendations of the chief executive officer. Key elements of the Company’s Program are base salary, short-term (annual) incentives and long-term incentives.

Base Salaries

Base salaries are initially determined by evaluating the responsibilities of the position, the experience of the individual and the competitive marketplace for executive talent, including a comparison with base salaries for comparable positions at other companies. The base salary levels of the Company’s executives are targeted at the 50th percentile of the range of base pay levels of similarly positioned executives in other companies. Base pay levels are determined using regression analysis because of the difference in size between the comparable companies and the Company. The Committee annually reviews each executive’s base salary. Adjustments are determined by evaluating the financial performance of the Company, the performance of each executive officer against job specifications, any new responsibilities and average percentage pay increases provided by the comparable companies for similar positions. In the case of executive officers with responsibility for a particular business unit, such unit’s financial results are also considered.

As reflected in the Summary Compensation Table on page 16, the chief executive officer’s base salary was increased in 2003 by $28,000 (4%). In determining the chief executive officer’s base salary, the Committee weighed the aforementioned criteria equally.

Annual Bonuses

The Management Incentive Plans for elected officers (“Annual Plans”) promote the Company’s Program by providing annual cash payments to executives based upon achieving overall Company, group or divisional financial goals. The Annual Plans are subject to a target of 45% to 85% of annual base salary depending on a participant’s position in the Company. For 2003, the award was based on the achievement of a targeted Earnings Per Share level, and in certain cases group or division sales operating profit, for the year, with 100% of the maximum award being paid upon achieving the targeted level. Performance in excess of the targeted level allows for a payment of up to 200% of the maximum award. Target bonus award levels approximate the 50th percentile (adjusted for company size) of comparable companies’ practices for each executive position. For performance exceeding the targeted levels, the bonus opportunities are tied to 75th percentile practices among comparable companies. In 2003, Mr. Manning’s bonus opportunity was 85% of his base salary, placing his target bonus opportunity at approximately the 50th percentile for chief executive officers. As reflected in the Summary Compensation Table, his bonus award was $308,125 or 42.5% of his base salary, based on the Earnings Per Share level achieved.

After examining the Company’s overall compensation structure, the Committee determined that the performance measures on which awards for 2004 and future years may be based should be expanded in order to provide more flexibility to properly incentivize the Company’s top management. Therefore, for 2004 and future years, subject to the approval of the Amended and Restated Incentive Compensation Plan for Elected Corporate Officers, the awards for top executives will be based on the achievement of performance goals established by the Committee in the beginning of each year with 100% of the award being paid upon achieving the targeted level. Performance in excess of the targeted level will continue to allow for a payment of up to 200% of the award. Under the amended and restated plan, however, the performance goals for top executives may consist of one or more of the following criteria, as determined by the Committee: (i) earnings per share; (ii) return on equity; (iii) return on invested capital; (iv) return on assets; (v) revenue growth; (vi) earnings before interest, taxes, depreciation and amortization; (vii) earnings before interest, taxes and amortization; (viii) operating income; (ix) pre- or after-tax income; (x) cash flow; (xi) cash flow per share; (xii) net earnings; (xiii) economic value added (or an equivalent metric); (xiv) share price performance; (xv) total shareholder return; (xvi) improvement in or attainment of expense levels; (xvii) improvement in or attainment of working capital levels; (xviii) debt reduction; or (xix) strategic and leadership goals. The Committee expects to continue to set target bonus award levels to approximate the 50th percentile (adjusted for company size) of comparable companies’ practices for each executive position, and for performance exceeding the targeted levels, the 75th percentile practices among comparable companies.

Stock Awards and Long-Term Incentives

Under the Company’s 1998 Stock Option Plan and 2002 Stock Option Plan, which were approved by the shareholders, restricted stock or stock options may be granted to the Company’s executive officers and other key employees. The Committee makes annual decisions regarding appropriate stock-based grants for each executive based on the following equally weighted factors. The Committee considers the Company’s financial performance, executives’ levels of responsibilities and predicted award values at the 50-75th percentile of long-term incentive compensation practices for similar positions at other companies. These factors determine the amount which may be represented by the determined grant value of options and restricted stock. Generally, restricted stock is only awarded to recognize a significant contribution to the Company’s performance. Restricted stock vests in five years. All outstanding options have an exercise price equal to the market price on the date of grant and vest in increments of one-third of the total grant on each of the first, second and third anniversaries of the date of grant. This compensation approach is designed to provide incentive to create shareholder value over the long-term, since the full benefit of the compensation cannot be realized unless stock price appreciation occurs over a number of years. In 2003, the chief executive officer received options to purchase 100,000 shares at their fair market value on the date of grant and received 35,000 shares of restricted stock.

Code Section 162(m)

Section 162(m) of the Internal Revenue Code limits the Company’s income tax deduction for compensation paid in any taxable year to certain executive officers to $1,000,000 per individual, subject to several exceptions. The Committee intends to continue to grant bonuses under the Management Incentive Program and awards under the 2002 Stock Option Plan that are designed to qualify for the performance-based compensation exception. However, the Committee may grant such bonuses and awards and the Company may enter into compensation arrangements from time to time, which do not qualify for deductibility under Section 162(m).

Compensation and Development Committee

John F. Bergstrom, Chairman

James A.D. Croft

Essie Whitelaw

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information on the compensation of the Chief Executive Officer and each of the other four most highly compensated executive officers (collectively, the “named executive officers”) of the Company as of December 31, 2003.

		Annual Compensation (1)			Long-term Compensation
Name and Principal Position	Fiscal Year Ended	Base Salary ($)	Bonus ($)(2)	Other Annual Compensation ($)(3)	Restricted Stock Awards ($)(4)	Securities Underlying Options (#)	All Other Compensation ($)(5)(6)
Kenneth P. Manning	12-31-03	$725,000	$308,125	$272,072	$679,000	100,000	$97,622
Chairman, President and Chief Executive Officer	12-31-02 12-31-01	697,000 667,000	1,184,905 425,213	139,354 29,374	424,620 741,600	150,000 150,000	91,905 81,087

Richard F. Hobbs	12-31-03	352,000	114,400	92,250	291,000	30,000	41,227
Vice President, Chief Financial Officer and Treasurer	12-31-02 12-31-01	337,000 322,000	438,100 156,975	91,761 13,834	165,130 278,100	50,000 50,000	41,240 36,282

Ralph G. Pickles	12-31-03	261,000	225,114	—	194,000	50,000	172,100
President-Flavors & Fragrances	12-31-02 12-31-01	248,000 239,000	245,510 112,408	— —	70,770 18,540	20,000 20,000	171,123 170,233

John L. Hammond	12-31-03	237,000	77,025	9,780	194,000	20,000	26,605
Vice President, Secretary & General Counsel	12-31-02 12-31-01	227,000 218,000	295,100 106,275	8,377 7,887	94,360 185,400	25,000 25,000	26,662 23,040

Richard Carney	12-31-03	226,000	73,450	64,559	194,000	20,000	22,441
Vice President, Administration	12-31-02 12-31-01	191,000 182,000	222,833 61,425	48,748 9,352	117,950 37,080	25,000 15,000	20,194 18,560

(1)	Includes amounts deferred at the election of the named executive officer under the Company’s Executive Income Deferral Plan (see “Employment Agreements and Other Arrangements”).

(2)	Consists of awards under the Company’s Management Incentive Plans.

(3)	Includes tax gross-up payments in 2003 in connection with the vesting of Restricted Stock of Messrs. Manning, Hobbs and Carney in the amounts of $243,570, $81,190 and $32,476, respectively, and tax gross-up payments related to various other benefits including the use of a leased automobile and financial planning services.

(4)	The amounts in the table reflect the market value on the date of award of restricted shares of Common Stock (“Restricted Stock”). Total number and value of shares of Restricted Stock held as of December 31, 2003 (based on the $19.77 per share closing price of the Common Stock on December 31, 2003) for each named executive officer are: Kenneth P. Manning—123,000 shares/$2,431,710; Richard F. Hobbs—47,000 shares/$929,190; Ralph G. Pickles—16,000 shares/$316,320; John L. Hammond—30,000 shares/$593,100; and Richard Carney—20,000 shares/$395,400. Dividends are paid on Restricted Stock when paid on Common Stock.

(5)

Consists of Company contributions under certain benefit plans and other arrangements for the five named executive officers. These contributions are set forth in the following table. The Company’s Employee Stock Ownership Plan (“ESOP”) and Savings Plan are tax-qualified plans which are subject to government imposed annual limitations on contributions. The Company’s Supplemental Benefits Plan, a non-tax-qualified plan, replaces benefits which cannot be provided by the tax-qualified ESOP and Savings Plan because of these annual limitations. The amounts shown in the table below as contributed to the ESOP and Savings Plan which exceed the applicable annual limits were contributed to the Supplemental Benefits Plan. At the time the ESOP and Savings Plan were adopted to replace the Company’s former defined benefit pension plan, the Transition Retirement Plan, also a tax-qualified plan, was adopted to assure that affected employees would receive approximately the same level of benefits through normal retirement age that they would have received under the former defined benefit pension plan. The named executive officers do not participate in the Transition Retirement Plan but a benefit equivalent to what they would have received thereunder is contributed to the Supplemental Benefits Plan. Non-U.S. employees maintain the retirement benefits from their home country. Mr. Pickles’ participation in the Sensient Technologies Pension Plan is in lieu of the ESOP and Savings Plan.

	ESOP			Savings Plan			Transition Plan Benefit Equivalent			Sensient Technologies Pension Plan
	2003	2002	2001	2003	2002	2001	2003	2002	2001	2003	2002	2001
Mr. Manning	$19,099	$44,889	$39,480	$76,396	$44,889	$39,480	$2,127	$2,127	$2,127	—	—	—
Mr. Hobbs	7,901	19,759	17,280	31,604	19,759	17,280	1,722	1,722	1,722	—	—	—
Mr. Pickles	—	—	—	—	—	—	—	—	—	$26,100	$24,800	$23,900
Mr. Hammond	5,321	13,331	11,520	21,284	13,331	11,520	—	—	—	—	—	—
Mr. Carney	4,488	10,097	9,280	17,953	10,097	9,280	—	—	—	—	—	—

(6)	Includes payments to Mr. Pickles to equalize cost-of-living and housing differences of $146,000 in 2003, 2002, and 2001 related to assignment outside of home country.

Stock Options

The following table sets forth information concerning the grant of stock options under the Company’s 2002 Stock Option Plan (the “2002 Plan”) during 2003 to the named executive officers.

	Number of Securities Underlying Options Granted (#)(1)	Percentage of Total Options Granted to Employees in 2003	Exercise or Base Price ($/share)(2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Ten-Year Option Term(3)
Name					5%	10%
Kenneth P. Manning	100,000	21.1%	$19.40	12/8/2013	1,220,056	3,091,860
Richard F. Hobbs	30,000	6.3%	19.40	12/8/2013	366,017	927,558
Ralph G. Pickles	50,000	10.6%	19.40	12/8/2013	610,028	1,545,930
John L. Hammond	20,000	4.2%	19.40	12/8/2013	244,011	618,372
Richard Carney	20,000	4.2%	19.40	12/8/2013	244,011	618,372

(1)	The options reflected in the table were granted on December 8, 2003, under the Company’s 2002 Plan and include both incentive stock options under Section 422 of the Internal Revenue Code and nonstatutory stock options. The exercise price of each option granted was equal to 100% of the fair market value of the Common Stock on the date of grant. The options granted vest in increments of one-third of the total grant on each of the first, second and third anniversaries of the grant date. The options are subject to early vesting in the event of the individual’s death, disability or retirement. Upon a “Change of Control” of the Company (as defined in the 2002 Plan), all options then outstanding will become immediately exercisable in full.

(2)	The exercise price of options may be paid in cash or its equivalent, by delivering previously issued shares of Common Stock, or any combination thereof, or by electing to have the Company withhold shares of Common Stock issuable upon exercise with a fair market value equal to the exercise price.

(3)	The option values presented were calculated based on a per-share price of $19.40 on the date of grant at assumed 5% and 10% annualized rates of appreciation for the term of the grant. The actual value, if any, that an individual may realize upon exercise will depend on the excess of the market price of the Common Stock over the option exercise price on the date the option is exercised. There is no assurance that the actual value realized by an individual upon the exercise of an option will be at or near the value estimated under the model described above.

Aggregate Option Exercises in 2003 And Year-End Option Values

The following table sets forth information regarding the exercise of stock options by each of the named executive officers during 2003 and the year-end value of unexercised stock options held by such officers.

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at End of 2003 (#)		Value of Unexercised In-the-Money Options at End of 2003(1) ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Kenneth P. Manning	49,100	218,968	742,000	250,000	981,860	98,500
Richard F. Hobbs	10,800	58,023	280,499	80,001	346,475	31,600
Ralph G. Pickles	—	—	70,299	70,001	50,339	26,700
John L. Hammond	—	—	79,999	45,001	20,499	17,650
Richard Carney	16,000	76,675	120,333	41,667	192,595	13,550

(1)	The dollar values were calculated by determining the difference between the fair market value of the underlying shares of Common Stock and the various applicable exercise prices of the named executive officers’ outstanding “in-the-money” options at the end of 2003. As provided by the Company’s 1990 Employee Stock Plan, 1994 Employee Stock Plan, 1998 Stock Option Plan and the 2002 Stock Option Plan, the fair market value of the underlying shares of Common Stock on any date is equal to the price of the Company’s Common Stock as reported on the New York Stock Exchange. On December 31, 2003, the closing price of the Common Stock as reported on the New York Stock Exchange was $19.77 per share.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2003 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)		(c)
Equity compensation plans approved by the Company’s shareholders	3,017,986	$20.04	(1)	2,746,452	(2)
Equity compensation plans not approved by the Company’s shareholders (3)	—	—		24,300	(3)
Total	3,027,986	—		2,770,752

(1)	Excludes deferred shares, which have no exercise price.

(2)	Includes the following: (i) up to 225,714 shares that may be issued in the form of restricted stock under the Company’s 1994 Employee Stock Plan; (ii) up to 134,223 shares that may be issued in the form of restricted stock under the Company’s 1998 Stock Option Plan; (iii) up to 503,500 shares that may be issued in the form of restricted stock under the Company’s 2002 Stock Option Plan; and (iv) up to 192,915 shares of deferred stock issuable under the 1999 Amended and Restated Directors Deferred Compensation Plan.

(3)

Refers to shares of restricted stock that may be issued under the Sensient Technologies Corporation 2002 Non-Employee Directors Stock Plan (the “Plan”), a copy of which was filed as Exhibit 10.1(w) to the Company’s Annual Report on Form 10-K for the year ended December 31, 2001. The Plan provides generally that each person who is a Non-Employee Director of the Company immediately following the Annual Meeting of Shareholders of the Company will, without further action by the Board or the Nominating and Corporate Governance Committee of the Board, receive 300 shares of common stock. The Board has increased the annual grant of restricted stock under this plan to 900 shares and increased the number of shares available for issuance under the Plan from 30,000 to 90,000 shares, subject to shareholder approval. See Item 2, Approval of an Amendment to the Sensient Technologies Corporation 2002 Non-Employee Director Stock Plan on page 23. The text of the Plan as proposed to be amended is attached as Appendix C to this proxy statement. A summary of the Non-Employee Director Stock Plan (as proposed to be amended) is included in Item 2 on page 23.

EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

Employment Agreement.    The Company has an employment contract with Mr. Manning dated November 11, 1999. The term of the agreement is for three years, which is automatically extended annually for additional one-year periods, except that in no event will the term of his employment extend beyond the calendar month in which his 65th birthday occurs or he becomes disabled or dies. During this employment period, the agreement provides for the payment of base salary (subject to annual upward adjustment), plus bonus eligibility and customary fringe benefits. The agreement can be terminated by the Board of Directors with or without cause. If Mr. Manning is terminated by the Board without cause or Mr. Manning resigns for good reason (as defined therein), certain termination benefits are payable to Mr. Manning in an amount equal to three times the sum of his base salary then in effect plus the higher of his most recent annual bonus and his target bonus for the fiscal year in which such termination occurred. Mr. Manning would also continue to receive benefits under the Company’s welfare benefit plans for three years as well as three additional years of service and age credit for purposes of the Company’s Supplemental Executive Retirement Plan, described below (“SERP”). The agreement contains a one-year non-competition covenant. In the event of a change of control of the Company, Mr. Manning’s employment contract would be superseded by a Change of Control Employment and Severance Agreement as described below, except that he would be entitled to retain certain retirement and disability benefits under his employment contract.

Change of Control Employment and Severance Agreements.    The Company also has Change of Control Employment and Severance Agreements with each of its executive officers (including the named executive officers) who are part of the executive officer group. Each of these agreements provides that in the event of a “Change of Control,” as defined in the respective agreement, the Company will continue to employ the executive for a period of three years following the date of such Change of Control. During this employment period, the executive will receive as compensation a base salary, subject to annual adjustment, bonus awards in accordance with past practice and all other customary fringe benefits in effect as of the date of the Change of Control. The agreements can be terminated upon 30 days’ notice by the Company in the event of the executive’s disability. The agreements can also be terminated by the Company for “cause” and by the executive for “good reason.” If terminated by the Company other than for cause or disability, or by the executive for good reason, the Company will pay the executive an amount equal to the sum of (i) accrued unpaid deferred compensation and vacation pay and (ii) three times the executive’s base salary plus the highest annual bonus for the last five fiscal years. The executive will also be entitled to coverage under existing benefit plans and fringe benefits for three years and a payment equal to the vested amounts plus a payment equal to three additional years of employer contributions under the Savings Plan, ESOP, Pension Plan and Supplemental Benefits Plan (including the Transition Plan benefit equivalent described in footnote (5) to the Summary Compensation Table). The Savings Plan, ESOP, Pension Plan and Supplemental Benefits Plan provide for full vesting of all accounts upon the occurrence of a Change of Control. In addition, payments under the Company’s SERP, are calculated based on an adjusted final salary reflecting three additional years of salary increases consistent with past practice. If terminated for cause, the Company will pay the executive his annual base salary through termination. If the executive’s employment is terminated by reason of death or disability, the Company will pay certain accrued obligations and other customary death or disability benefits. In all cases, the Company will provide the executive with a tax gross-up payment to reimburse the executive for any excise taxes assessed against any payments made to the executive, as well as all taxes on the gross-up payment.

SERP.    The SERP provides a non-qualified supplemental executive retirement benefit for selected officers and key employees. Generally, participants contribute to the plan, in each year until death or retirement, an amount equivalent to a term insurance premium applicable to a life insurance benefit of three times the participant’s base salary in effect on the date of acceptance into the plan, unless all amounts were previously paid under a predecessor plan. A pre-retirement survivor income benefit equal to 20%, 25%, 30% or 40% of the sum of base salary and 50% (100% for the Company’s Chief Executive Officer, Chief Operating Officer and Chief Financial Officer) of the highest annual bonus for the last five fiscal years for the named executive officers, payable for 15 or 20 years is available to designated beneficiaries if the participant dies prior to retirement. At the time of retirement, the participant may continue the survivor income benefit or elect to receive a supplemental retirement income benefit equal to 20%, 25%, 30% or 40% of the sum of base salary and 50% (100% for the Company’s Chief Executive Officer, Chief Operating Officer and Chief Financial Officer) of the highest annual bonus for the last five fiscal years for the named executive officers, for 15 or 20 years or an actuarially equivalent joint and survivor benefit. A participant may receive his retirement income benefit as a lump sum distribution by making an advance election the year before or by accepting an actuarially reduced benefit. In the event of a Change of Control, lump sum distributions are required. The benefit obligations under the SERP are funded under Rabbi Trust B described below under “Funding Arrangements.” All of the named executive officers participate in the SERP. Under their respective agreements under the SERP, each of the participating named executive officers is entitled to 20 years of benefits, and the applicable percentages of pre-retirement survivor income benefits and supplemental retirement income benefits for the participating named executive officers are 40% for Mr. Manning, 30% for Messrs. Hobbs, Hammond and Pickles and 25% for Mr. Carney. In order to receive SERP benefits, Mr. Pickles must serve five years as President—Flavors and Fragrances.

Executive Income Deferral Plan.    Under the Executive Income Deferral Plan, executives of the Company (including the named executive officers) are entitled to defer up to 25% of their annual salary. Amounts deferred earn interest at the average interest rate on AAA rated corporate bonds and are payable upon retirement over a 15 year period, unless the executive elects to receive an actuarially equivalent joint and survivor benefit, reduced by up to 20% depending upon the executive’s age at retirement. The Company’s obligations under the Executive Income Deferral Plan are also funded by Rabbi Trust B.

Funding Arrangements.    The Company has established three so-called “Rabbi Trusts” by entering into trust agreements with a trustee to assure the satisfaction of the obligations of the Company under various plans and agreements to make deferred and other payments to certain of its past, present and future executives and directors, including the named executive officers. Rabbi Trust A requires the Company to deposit assets into (“fund”) the Trust in the event of a “Change of Control” (as defined therein) in an amount sufficient to satisfy the Company’s obligations to Mr. Manning, the other named executive officers, and other executive officers under the Change of Control Employment and Severance Agreements with those individuals (except to the extent that those obligations consist of benefits covered by Rabbi Trust B). Rabbi Trust A is currently not funded except with a nominal amount of assets, and is currently revocable but will become irrevocable once it is funded. The Board may elect to fund Rabbi Trust A in whole or in part prior to the occurrence of a Change of Control. Rabbi Trust B was created to fund the Company’s obligations under various employee benefit plans, including four plans in which the named executive officers may participate: the SERP, the Supplemental Benefits Plan, and the Executive and Management Income Deferral Plans. The Company makes annual contributions to Rabbi Trust B and it currently holds approximately $20 million of assets. Rabbi Trust B is irrevocable. Rabbi Trust C was created to assure that payments to non-employee directors under the director retirement and Deferred Compensation plans described under “Director Compensation and Benefits” will not be improperly withheld. Rabbi Trust C is currently funded with a nominal amount, and is also funded from time to time as payouts are made under these plans, although the Board may elect to fund it at any time. Rabbi Trust C is irrevocable. Each of the Rabbi Trusts will terminate upon the earlier of the exhaustion of the trust corpus or the final payment to the directors or executives pursuant to the respective plans and agreements covered thereby, and any remaining assets will be paid to the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In 2002 the Company engaged Radiant Interactive, Inc., a firm in which Kenneth J. Manning, son of the Company’s Chairman & Chief Executive Officer, is a principal, to develop a new company website, manage the branding conversion to Sensient Technologies Corporation, assist in the production of the Annual Report and to create project management software for information technology and engineering projects. Radiant completed its work for the Company in 2003. Radiant was paid $725,828.64 in 2003 for these services which is competitive with amounts that would be paid to other third parties in similar transactions. Radiant, located in San Francisco, California, is a premier information technology consulting firm and its principals have worked with clients such as Cisco Systems, eBay, Intel, Staples and Sun Microsystems.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors to file initial reports of beneficial ownership (on Form 3) and reports of changes in beneficial ownership (primarily on Form 4 or in limited instances on Form 5) with the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange. SEC regulations require officers and directors to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, and upon certifications from reporting persons who did not file year-end reports on Form 5 that no such reports were required, the Company believes that during the year ended December 31, 2003, all its officers and directors complied with Section 16(a) filing requirements.

COMPANY STOCK PERFORMANCE

The following graph compares the cumulative annual change since December 31, 1998 of the total shareholder return on the Common Stock with: (i) the total return on the Standard & Poor’s Midcap Food Products Index (the “S&P Food Products Index”); and (ii) the total return on the Standard & Poor’s 500 Composite Index (the “S&P Composite Index”), assuming that $100 was invested in each of the Company’s Common Stock, the stocks comprising the S&P Food Products Index and the stocks comprising the S&P Composite Index on December 31, 1998 and assuming that all dividends were reinvested at the end of the month in which they were paid.

ITEM 2.

APPROVAL OF AN AMENDMENT TO THE SENSIENT TECHNOLOGIES CORPORATION

2002 NON-EMPLOYEE DIRECTOR STOCK PLAN

At the Meeting, the Company’s shareholders are being asked to ratify and approve an amendment to the Sensient Technologies Corporation 2002 Directors Stock Plan (the “Directors Stock Plan”) that would:

•	increase the number of shares to be automatically issued annually to each Non-Employee Director under the Directors Stock Plan from 300 to 900 shares,

•	increase the number of shares reserved and available for issuance under the Directors Stock Plan from 30,000 to 90,000 shares, and

•	provide that the shares issued under the Directors Stock Plan shall consist of shares of Common Stock held in the Company’s treasury (as the plan currently provides) or authorized but unissued shares of Common Stock, not reserved for any other purpose.

All other terms of the Directors Stock Plan would remain unchanged. The amendment to the Directors Stock Plan would become effective immediately upon shareholder approval.

The Company adopted the Directors Stock Plan on December 6, 2001 to advance the interests of the Company by aligning the interests of the Company’s shareholders and Non-Employee Directors, and by enabling the Company to attract and retain the services of directors upon whose judgment, interest and special effort the successful conduct of its operation is largely dependent. Based on an assessment of compensation practices at comparable companies using independent third party compensation data, the Board upon the recommendation of the Nominating and Corporate Governance Committee believes that grants to Non-Employee Directors currently provided for under the Directors Stock Plan are below market levels. As a result, the Board believes that the proposed amendment to increase the number of shares of Common Stock issued to Non-Employee Directors is necessary to remain competitive and to attract and retain the most qualified persons to serve as directors of the Company. In addition, the Board believes adoption of this amendment will help further align director interests with those of the Company’s shareholders. Finally, the Board believes that the proposed amendment to increase the number of shares reserved for issuance under the Directors Stock Plan is necessary to continue the plan in effect for a meaningful ten-year term. Accordingly, at its February 12, 2004 meeting, the Board resolved to amend the Directors Stock Plan to increase the number of shares to be issued annually to each Non-Employee Director from 300 to 900 and to increase the number of shares reserved and available for issuance under the Directors Stock Plan from 30,000 to 90,000, subject to the approval of the Company’s shareholders. The following summary of the Directors Stock Plan, as proposed to be amended, is qualified by reference to the full text thereof, as proposed to be amended, which is attached as Appendix C to this proxy statement.

Eligibility and Participation

Each member of the Board who is a Non-Employee Director at the time Common Stock is issued pursuant to the Directors Stock Plan is eligible to participate.

Grant and Vesting of Common Stock

Upon approval by the shareholders of Proposal No. 2, each person who is a Non-Employee Director of the Company immediately following each annual meeting of shareholders of the Company will, without further action by the Board or the Nominating and Corporate Governance Committee, receive 900 shares of Common Stock. The shares will be issued as soon as reasonably practicable, but in no event later than 5 days, following such date and will be evidenced by and subject to a written agreement to be entered into between the Company and the participant.

Notwithstanding the foregoing, the General Counsel of the Company may, in his or her sole discretion, delay the issuance of Common Stock under the Directors Stock Plan until applicable Federal, “blue sky” and state securities law requirements and any stock exchange requirements are satisfied. The Nominating and Corporate Governance Committee will impose restrictions on any shares of Common Stock issued pursuant to the Directors Stock Plan as it may deem necessary or advisable to comply with restrictions under applicable Federal securities laws, under the requirement of any stock exchange upon which the shares of Common Stock are then listed, and under any “blue sky” or state securities laws applicable to such shares.

The shares will not be transferable and will be subject to automatic forfeiture only in the event the participant is removed from the Board for “cause” before the shares are “vested.” The transfer restriction and the “for cause” forfeiture provision will lapse, and the shares will vest, with respect to one-third of the shares of Common Stock on the date of each of the next three annual meetings of shareholders, if the participant continuously serves as a member of the Board until such annual meeting date. (This proxy statement sometimes refers to the period until the transfer restriction and the forfeiture provision on the shares lapses as the “Period of Restriction”).

Cessation of Service

Death, Disability or Retirement.    If a participant ceases to serve as a Non-Employee Director due to death, disability, voluntary retirement or retirement required under any mandatory policy of the Company then in effect, or for any other reason other than removal of the participant from the Board as set forth in the next paragraph, the Period of Restriction will immediately lapse.

Removal.    If a participant ceases to serve as a Non-Employee Director due to removal from the Board in accordance with the procedures for certain bad acts of the participant as set forth in Sections 180.0808 and 180.0809 of the Wisconsin Business Corporation Law or the Company’s Bylaws, any shares of Common Stock with respect to which the Period of Restriction has not yet lapsed will be immediately and automatically forfeited to the Company.

Change of Control

In the event of a change of control (as defined in the Directors Stock Plan), the Period of Restriction will lapse immediately prior to the consummation of the transaction constituting the change of control.

Certain Rights During the Period of Restriction

Voting Rights.    During the Period of Restriction, participants holding shares of Common Stock granted under the Directors Stock Plan may exercise full voting rights with respect to those shares.

Dividends and Other Distributions.    During the Period of Restriction, participants holding shares of Common Stock granted under the Directors Stock Plan will be entitled to receive all dividends and other distributions paid in respect of those shares. If any dividends or distributions are paid in shares of Common Stock, the shares will be subject to the same restrictions on transferability as the shares of Common Stock in respect of which they were paid.

Stock Subject to the Directors Stock Plan

Upon approval by the shareholders of Proposal No. 2, up to 90,000 shares of Common Stock will be available for issuance under the Directors Stock Plan. The aggregate number of shares of Common Stock reserved and available for issuance is subject to adjustment in the event of any stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, split-up, exchange of shares or other similar corporate change which affects the total number of shares outstanding. The shares to be issued under the Directors Stock Plan will consist of treasury stock or authorized but unissued shares of common stock not reserved for any other purpose.

Administration

The Directors Stock Plan is administered by the Nominating and Corporate Governance Committee. Among other functions, the Committee has the authority to establish rules for the administration of and to interpret and implement the Directors Stock Plan. However, the Committee has no discretion to determine the participants to whom Common Stock will be issued, to determine the number of shares of Common Stock to be issued to such participants, to determine the terms and conditions of such Common Stock relating to restrictions or lapse thereof, or to prescribe the consideration for the issuance of Common Stock or to determine the sufficiency of such consideration. Subject to the express terms of the Directors Stock Plan, determinations and interpretations with respect to the Directors Stock Plan will be in the sole discretion of the Nominating and Corporate Governance Committee, whose determinations and interpretations will be binding on all parties.

Duration of Directors Stock Plan

The Directors Stock Plan will remain in effect until all Common Stock subject to it has been acquired, unless terminated earlier by the Board.

Amendment, Modification and Termination

The Board may at any time amend, alter, suspend, discontinue or terminate the Directors Stock Plan.

Certain Federal Income Tax Consequences

The tax treatment of a transfer of property in connection with the performance of services is governed by Section 83 of the Internal Revenue Code. Under the general rule of Section 83, the excess, if any, of the fair market value of the property transferred over the price paid for such property is taxable to the service provider as ordinary compensation income. In general, this income is recognized, and the fair market value is determined, at the time the property is transferred to the service provider, unless the property is subject to a substantial risk of forfeiture and is not transferable.

The shares of Common Stock issued under the Directors Stock Plan will not be subject to a “substantial risk of forfeiture” as such term is described in Section 83. Accordingly, the issuance of shares of Common Stock under the Directors Stock Plan will likely create income tax consequences to the participant and the Company at the time of grant. A participant to whom shares of Common Stock are issued will generally recognize ordinary income at the time of issuance in an amount equal to the excess of the fair market value of the Common Stock at such time over the consideration paid, if any, by the participant for those shares. The Company will be entitled to a deduction in the same amount and in respect of the same year ordinary income is recognized by the participant.

A disposition of the Common Stock by the participant will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis. A participant’s tax basis will equal the amount of income recognized by the participant at the time of grant. This capital gain or loss will be a long-term capital gain or loss if the Common Stock has been held for the required holding period under the Internal Revenue Code.

Amended Plan Benefits

Upon approval by the Company’s shareholders of Proposal No. 2, each Non-Employee Director will receive annual grants of 900 shares of Common Stock. With respect to the 2004 stock grants, the current Non-Employee Directors are John F. Bergstrom, Hank Brown, Alberto Fernandez and William V. Hickey and the Non-Employee Director nominees are Michael E. Batten, Dr. Fergus M. Clydesdale, James A.D. Croft, and Essie Whitelaw. If the amendment is approved, the Non-Employee Directors as a group will be issued an aggregate of 7,200 shares for 2004. The dollar value of these shares depends upon the fair market value of the Common Stock on the date of issuance. Although it is generally expected that many, if not all, of the Non-Employee Directors will continue to serve on the Board in the future and therefore continue to be granted 900 shares annually, the number of shares that may be granted to any one Non-Employee Director in the future cannot be determined on an individual basis. However, the maximum number of shares that could be granted in the future to any one Non-Employee Director would be 7,200 over the expected remaining eight-year term of the Directors Stock Plan.

Vote Required

Assuming that a quorum is present, the amendments to the Directors Stock Plan will be approved if more shares are voted in favor of approval than are voted against approval. Under Wisconsin law, any shares not voted at the Meeting with respect to the Directors Stock Plan (whether as a result of abstention, broker nonvote or otherwise) will have no impact on the vote.

The Non-Employee Directors of the Company have an interest in approval of this Proposal No. 2, in that the size of the automatic Common Stock grants to Non-Employee Directors will increase if the proposed amendment is adopted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE AMENDMENT TO THE DIRECTORS STOCK PLAN. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE AMENDMENT TO THE DIRECTORS STOCK PLAN.

ITEM 3.

APPROVAL OF THE AMENDED AND RESTATED SENSIENT TECHNOLOGIES CORPORATION INCENTIVE COMPENSATION PLAN FOR ELECTED CORPORATE OFFICERS FOR

PURPOSES OF SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986

The Sensient Technologies Corporation Incentive Compensation Plan for Elected Corporate Officers was adopted on November 11, 1999 to promote the interests of the shareholders by providing annual financial incentives for the Company’s elected corporate officers, thereby promoting growth and financial success which motivates key employees to attain and surpass performance goals, and enables the Company to attract and retain employees of outstanding ability. The incentive plan was approved at the Company’s January 27, 2000 annual meeting. Under the Incentive Plan, elected officers are eligible to receive annual cash bonuses based on achievement by the Company of earnings per share targets during that year. After examining the Company’s overall compensation structure, the Compensation and Development Committee of the Board has concluded that the performance criteria for setting target goals be expanded to provide more flexibility to properly incentivize the Company’s top management.

Approval by shareholders of the performance goals in the incentive plan is one of the requirements under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), if compensation payable pursuant to the incentive plan is to continue to qualify as “performance-based compensation” not subject to the limitation on deductibility for tax purposes of compensation in excess of $1 million paid to certain executive officers in any taxable year (these affected executive officers are referred to as “covered employees”). Since these rules require that plans, like the Incentive Plan, be approved by the shareholders at least every five years and that certain major amendments be approved by shareholders, the Board, upon the recommendation of the Compensation and Development Committee, has unanimously resolved to have the entire plan, as amended and restated, submitted for shareholder approval. If the amended and restated incentive plan is not approved by the shareholders, the Incentive Plan will remain in effect as previously approved by shareholders.

The following summary of the Incentive Plan, as amended and restated, is qualified by reference to the full text thereof, a copy of which is attached as Appendix D to this proxy statement.

Administration

The incentive plan is administered by the Compensation and Development Committee of the Board, which consists entirely of “outside directors” as defined for purposes of Section 162(m). The committee has full authority to interpret the incentive plan and to establish rules for its administration. Although the committee has no discretion to increase any bonus award above the planned amount, the Compensation and Development Committee may, in its discretion, reduce the amount of a bonus award under the incentive plan under certain circumstances.

Eligibility for Awards

The officers who are entitled to receive bonus awards under the incentive plan are the Chairman, President, Chief Executive Officer, Corporate Vice Presidents, Secretary, Controller and Group Presidents. The current eligible group consists of 9 persons.

Performance Goals

The bonus awards payable under the incentive plan for each fiscal year are a function of the Company’s achievement of specified performance goals for that year. Within the first 90 days of each fiscal year, the committee will establish, in writing, performance goals consisting of a percent of fiscal year salary that may be paid to a participant as a bonus award under the incentive plan and the amount of such percent of fiscal year salary that is to be paid to the participant as a bonus award under the incentive plan based on the relative or comparative achievement of the performance goals. Performance exceeding the performance goals will result in bonus awards at higher percentages of participants’ fiscal year salaries. Following the 90th day of a particular fiscal year, the performance goals established for the fiscal year may not be varied during that fiscal year for any reason, except in the case of certain extraordinary events, provided that such adjustment may not cause any bonus award to fail to constitute “performance-based compensation” under Section 162(m).

The performance goals may consist of one or more of the following criteria, as determined by the Compensation and Development Committee: (i) earnings per share; (ii) return on equity; (iii) return on invested capital; (iv) return on assets; (v) revenue growth; (vi) earnings before interest, taxes, depreciation and amortization; (vii) earnings before interest, taxes and amortization; (viii) operating income; (ix) pre- or after-tax income; (x) cash flow; (xi) cash flow per share; (xii) net earnings; (xiii) economic value added (or an equivalent metric); (xiv) share price performance; (xv) total shareholder return; (xvi) improvement in or attainment of expense levels; (xvii) improvement in or attainment of working capital levels; (xviii) debt reduction; or (xix) strategic and leadership goals (provided, however, that strategic and leadership goals must be (a) able to be objectively determined for each participant such that an award based in whole or part on strategic and leadership goals would not fail to qualify as “qualified performance based compensation” under Treas. Reg. 1.162-27(e) promulgated under Section 162(m) of the Code, or (b) such goals are used solely by the Committee for the purposes of exercising its negative discretion to lower the amount actually paid as a bonus award).

Limitations on Bonus Awards

Under the incentive plan, the maximum bonus award payable to any participant for any fiscal year may not exceed $1,500,000, regardless of the level of earnings per share that is achieved.

Amendment

The Board can amend, suspend or terminate the incentive plan, but it may not do so in a manner which would alter the performance goals or the method by which bonus awards are established for any fiscal year after they have been established, and may not suspend or discontinue the incentive plan once the performance goals for any particular fiscal year have been established except as provided above under “Performance Goals.”

Plan Benefits

For 2004, the Compensation and Development Committee has set the following maximum awards under the incentive plan in respect of the individuals who, as of the end of 2003, were covered employees:

Name	Position	Maximum
Kenneth P. Manning	Chairman, President & Chief Executive Officer	$1,280,100
Richard F. Hobbs	Vice President, Chief Financial Officer and Treasurer	$475,800
Ralph G. Pickles	President—Flavors & Fragrances	$378,000
John L. Hammond	Vice President, Secretary & General Counsel	$321,100
Richard Carney	Vice President—Administration	$310,700
Executive Group		$3,592,020

The actual amounts payable to any of these individuals (or any other person who may be a covered employee in respect of 2004) under the incentive plan will depend on the level of achievement during 2004 of the target levels established by the committee as against the applicable performance goals.

The amounts that will actually be payable under the Incentive Plan for years subsequent to 2004 cannot be definitely determined because the eligible officers may change, their base salaries may increase and the attainment of performance goals is uncertain.

Vote Required

Assuming that a quorum is present, the incentive plan will be approved if more shares are voted in favor of approval than are voted against approval. Under Wisconsin law, any shares not voted at the Meeting with respect to the incentive plan (whether as a result of abstention, broker nonvote or otherwise) will have no impact on the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE INCENTIVE PLAN. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE INCENTIVE PLAN.

ITEM 4.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Upon the recommendation of the Audit Committee, the Board, subject to shareholder ratification, has selected Deloitte & Touche LLP, certified public accountants, to audit the financial statements of the Company for the year ending December 31, 2004. Deloitte & Touche LLP has been the independent auditor of the Company for many years and has advised the Company that they are independent with respect to the Company.

Although not required by law to submit the appointment to a vote by shareholders, the Board believes it appropriate, as a matter of policy, to request that the shareholders ratify the appointment of Deloitte & Touche LLP as independent auditors for 2004. Assuming that a quorum is present, the selection of Deloitte & Touche LLP will be deemed to have been ratified if more shares are voted in favor of ratification than are voted against ratification. Under Wisconsin law, any shares of Common Stock which are not voted on this matter at the Meeting (whether by abstention, broker nonvote or otherwise) will have no effect on this matter. If the shareholders should not so ratify, the Board will reconsider the appointment.

Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate shareholder questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2004. SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR THE RATIFICATION OF SUCH APPOINTMENT.

ITEM 5.

OTHER MATTERS

Company management knows of no business which will be presented for action at the Meeting other than those items identified in the Notice of Annual Meeting. Pursuant to the Company’s Bylaws, written notice of any shareholder proposals to be presented at the Meeting must have been received by the Secretary no later than March 4, 2004. As no notice of any shareholder proposals was received, no business may be brought before the Meeting by any shareholders. If other matters are brought before the Meeting by the Board of Directors, it is intended that proxies will be voted at the Meeting in accordance with the judgment of the person or persons exercising the authority conferred by such proxies.

FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS

The Company welcomes comments or suggestions from its shareholders. In the event a shareholder desires to have a proposal formally considered at the annual shareholders’ meeting in April, 2005 and included in the proxy statement for that meeting, the proposal must be in writing and received by the Secretary of the Company on or before November 15, 2004 and must otherwise comply with the applicable rules of the Securities and Exchange Commission. Under the Company’s Bylaws, appropriate shareholder proposals will be presented at the 2005 annual meeting without inclusion in the proxy materials if such proposals are received by the Company no later than March 2, 2005.

In addition, the Company’s Bylaws establish procedures for shareholder nominations for election of directors of the Company and bringing business before any annual meeting of shareholders of the Company. Among other things, to bring business before an annual meeting or to nominate a person for election as a director at an annual meeting, a shareholder must give written notice to the Secretary of the Company not less than 50 days (and, in the case of nominations, not more than 90 days) prior to the third Thursday after the first Friday in the month of April next following the last annual meeting held. The notice must contain certain information about the proposed business or the nominee and the shareholder making the proposal as specified in the Bylaws.

Any shareholder interested in making a nomination or proposal should request a copy of the applicable Bylaw provisions from the Secretary of the Company and send any such nomination or proposal to the Secretary of the Company at the Company’s executive offices at 777 East Wisconsin Avenue, 11th Floor, Milwaukee, Wisconsin, 53202.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE PROXY CARD OR VOTE BY PHONE OR BY INTERNET ACCORDING TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. IF YOUR SHARES ARE REGISTERED IN THE NAME OF A BROKER OR BANK, ONLY YOUR BROKER OR BANK CAN SUBMIT THE PROXY CARD ON YOUR BEHALF. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT HIM OR HER TO SUBMIT THE PROXY CARD ON YOUR BEHALF.

UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER, ADDRESSED TO THE SECRETARY OF THE COMPANY, THE COMPANY WILL PROVIDE TO SUCH SHAREHOLDER WITHOUT CHARGE A COPY OF THE COMPANY’S 2003 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

By Order of the Board of Directors,

John L. Hammond

Secretary

March 15, 2004

Appendix A

Audit Committee Charter—Section 3.14 of Company Bylaws

3.14    Audit Committee.    There shall be an Audit Committee of the Board of Directors. The purposes of the Committee are (1) to assist the Board of Directors in overseeing (a) the quality and integrity of the corporation’s financial statements, (b) the qualifications and independence of the corporation’s independent auditor, (c) the performance of the corporation’s internal audit function and independent auditor, and (d) the corporation’s compliance with legal and regulatory requirements; (2) to prepare the report of the Committee required to be included in the corporation’s annual proxy statement under the rules of the Securities and Exchange Commission; and (3) to perform the duties and responsibilities set forth below. The provisions of this Section 3.14 shall constitute the Charter of the Audit Committee.

Membership

1.	The Committee shall have at least three (3) members. Each member of the Committee shall satisfy the independence requirements relating to directors and audit committee members (a) of the New York Stock Exchange and (b) under Section 10A(m) of the Securities Exchange Act of 1934 (the “Exchange Act”) and any related rules and exemptions promulgated thereunder by the Securities and Exchange Commission.

2.	The members of the Committee shall be appointed by the Board of Directors on the recommendation of the Nominating and Corporate Governance Committee, which shall recommend for Committee membership such directors as it believes are qualified. Members of the Committee shall serve at the pleasure of the Board of Directors and for such term or terms as the Board of Directors may determine.

3.	No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board of Directors determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee.

4.	Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall qualify as a financial expert, as such term is defined by the Securities and Exchange Commission in Item 401 of Regulation S-K.

Structure and Operations

5.	One of the members of the Committee will be designated by the Board of Directors to serve as the Committee chairperson. The affirmative vote of a majority of the members of the Committee is necessary for the adoption of any resolution. The Committee may create one or more subcommittees and may delegate, in its discretion, all or a portion of its duties and responsibilities to such subcommittees. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals of audit and non-audit services pursuant to Section 10A(i)(3) of the Exchange Act and any related rules promulgated thereunder by the Securities and Exchange Commission, which pre-approvals shall be presented to the full Committee at the next scheduled meeting.

6.	The Committee shall have a regularly scheduled meeting at least once every fiscal quarter, at such times and places as shall be determined by the Committee chairperson, and may have such additional meetings as the Committee chairperson or any two (2) of the Committee’s members deem necessary or desirable. The Committee may request (a) any officer or employee of the corporation, (b) the corporation’s outside counsel or (c) the corporation’s independent auditor to attend any meeting (or portions thereof) of the Committee, or to meet with any members of or consultants to the Committee, and to provide such information as the Committee deems necessary or desirable.

7.	The Committee shall meet separately, periodically, with management, with the corporation’s internal auditors (or other personnel responsible for the corporation’s internal audit function) and with the independent auditor.

Duties and Responsibilities

The Committee’s duties and responsibilities shall include all of the following items, and such other matters as may from time to time be delegated to the Committee by the Board of Directors.

Reports to the Board of Directors; Review of Committee Performance and Charter

8.	The Committee shall report regularly to the Board of Directors and review with the Board of Directors any issues that arise with respect to: (i) the quality or integrity of the corporation’s financial statements; (ii) the performance and independence of the corporation’s independent auditor; (iii) the performance of the corporation’s internal audit function; and (iv) the corporation’s compliance with legal and regulatory requirements.

9.	The Committee shall undertake and review with the Board of Directors an annual performance evaluation of the Committee, which shall compare the performance of the Committee with the requirements of this Charter and set forth the goals and objectives of the Committee for the upcoming year. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board of Directors may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

10.	The Committee shall review and reassess the adequacy of this charter at least annually and recommend any proposed changes to the Board of Directors for approval.

The Corporation’s Relationship With the Independent Auditor

11.	The Committee shall have the sole and direct responsibility and authority for the appointment, compensation, retention, and oversight of the work of each independent auditor engaged by the corporation for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the corporation, and each such independent auditor shall report directly to the Committee. The Committee shall be responsible for resolving disagreements between management and each such independent auditor regarding financial reporting.

12.	The Committee shall have the responsibility and authority to approve, in advance of the provision thereof, all audit services and, subject to the de minimus exception of Section 10A(i) of the Exchange Act and the Securities and Exchange Commission rules promulgated thereunder, all permitted non-audit services to be provided to the corporation by any such independent auditor. The Committee shall have the sole authority to approve any compensation payable by the corporation for any approved audit or non-audit services to any such independent auditor, including the fees, terms and conditions for the performance of such services.

13.	The Committee shall review the independent auditors’ audit plan, including its scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

14.

The Committee shall, at least annually: (i) obtain a written report by the independent auditor describing, to the extent permitted under applicable auditing standards: (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with any such issues; and (c) all relationships between the independent auditor and the corporation; and (ii) review the foregoing report and the independent auditor’s work throughout the year and evaluate the independent auditor’s qualifications, performance and independence, including a review and evaluation of the lead partner on the independent auditor’s engagement with the corporation, and present its conclusions to the Board of Directors and, if so determined by the Committee, recommend that the Board of Directors take additional action to satisfy itself of the qualifications, performance and independence of the independent auditor.

15.	The Committee shall, at least annually, discuss with the independent auditor, out of the presence of management if deemed appropriate: (i) the matters required to be discussed by Statement on Auditing Standards 61, as it may be modified or supplemented, relating to the conduct of the audit; (ii) the audit process, including, without limitation, any problems or difficulties encountered in the course of the performance of the audit, including any restrictions on the independent auditor’s activities or access to requested information imposed by management, and management’s response thereto, and any significant disagreements with management; and (iii) the corporation’s internal controls and the responsibilities, budget and staffing of the corporation’s internal audit function, including any “management” or “internal control” letter issued or proposed to be issued by such auditor to the corporation.

16.	The Committee shall establish policies for the corporation’s hiring of employees or former employees of the independent auditor.

17.	The Committee shall review, and discuss as appropriate with management, the internal auditors and the independent auditor, the report of the independent auditor required by Section 10A(k) of the Exchange Act.

Financial Reporting and Disclosure Matters

18.	The Committee shall review and discuss with management and the independent auditor:

(i)	prior to the annual audit, the scope, planning and staffing of the annual audit;

(ii)	the corporation’s annual audited financial statements and quarterly financial statements, including the corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the results of the independent auditor’s reviews of the quarterly financial statements;

(iii)	significant issues regarding accounting and auditing principles and practices and financial statement presentations, including all critical accounting policies and estimates, any significant changes in the corporation’s selection or application of accounting principles and any significant issues as to the adequacy of the corporation’s internal controls and any special audit steps adopted in light of material control deficiencies;

(iv)	analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

(v)	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements;

(vi)	any significant changes to the corporation’s auditing and accounting principles and practices suggested by the independent auditor, internal audit personnel or management; and

(vii)	management’s internal control report prepared in accordance with rules promulgated by the Securities and Exchange Commission pursuant to Section 404 of the Sarbanes-Oxley Act.

19.	The Committee shall recommend to the Board of Directors whether the annual audited financial statements should be included in the corporation’s Annual Report and Form 10-K.

20.	The Committee shall review and discuss with management the corporation’s practices regarding earnings press releases and the provision of financial information and earnings guidance by management to analysts and ratings agencies.

21.	The Committee shall periodically review and discuss with management the corporation’s guidelines and policies with respect to the process by which the corporation undertakes risk assessment and risk management, including discussion of the corporation’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Committee shall undertake these reviews and discussions in a general manner, but it is not required to undertake more specific actions to the extent they are performed by the Finance Committee of the corporation.

22.	The Committee shall review and discuss with the Chief Executive Officer and Chief Financial Officer the procedures undertaken in connection with the Chief Executive Officer and Chief Financial Officer certifications for Forms 10-K, Forms 10-Q and other reports including their evaluation of the corporation’s disclosure controls and procedures and internal controls.

23.	The Committee shall annually obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act and any other applicable rules or regulations.

Internal Audit, Compliance Matters and Other

24.	The Committee shall review the budget, activities, organizational structure, qualifications and performance of the internal audit department, as needed.

25.	The Committee shall review any reports to management covering issues which are material to the company’s financial statements prepared by internal audit personnel, and management’s responses.

26.	The Committee shall establish and maintain procedures for: (i) the receipt, retention, and treatment of complaints received by the corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the corporation of concerns regarding questionable accounting or auditing matters.

27.	The Committee shall review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the corporation’s financial statements or accounting policies.

28.	On at least an annual basis, the Committee shall review with the corporation’s counsel, any legal matters that could have a significant impact on the corporation’s financial statements, the corporation’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

29.	The Committee shall exercise such other powers and perform such other duties and responsibilities as are required or recommended under New York Stock Exchange rules.

30.	The Committee shall exercise such other powers and perform such other duties and responsibilities as are incidental to the purposes, duties and responsibilities specified herein and as may from time to time be delegated to the Committee by the Board of Directors.

Authority and Resources

The Committee may, without further approval by the Board of Directors, obtain such advice and assistance, including, without limitation, the performance of special audits, reviews and other procedures, from outside accounting, legal or other advisors as the Committee determines to be necessary or advisable in connection with the discharge of its duties and responsibilities hereunder. Any accounting, legal or other advisor retained by the Committee may, but need not, be in the case of an outside accountant, the same accounting firm employed by the corporation for the purpose of rendering or issuing an audit report on the corporation’s annual financial statements, or in the case of an outside legal or other advisor, otherwise engaged by the corporation for any other purpose.

The corporation shall pay to the independent auditor employed by the corporation for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and to any outside accounting, legal or other advisor retained by the Committee pursuant to the preceding paragraph such compensation, including, without limitation, usual and customary expenses and charges, as shall be determined by the Committee. In addition, the corporation shall pay ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Appendix B

Sensient Technologies Corporation

Director Selection Criteria

Career Background

In order to be considered as a potential or continuing member of the Board of Directors of Sensient Technologies Corporation (the “Company”), candidates should have relevant business and industry experience, including a background in at least one of the following areas:

•	Substantial recent business experience at the senior management level, preferably as chief executive officer

•	Recent leadership position in the administration of a major college or university

•	Recent specialized expertise at the doctoral level in a science or discipline important to the Company’s business

•	Recent prior senior level governmental or military service

In addition, international experience in geographic areas which are significant to the Company is highly desirable.

The Board will consider the desirability of the continued service of directors who change their primary employment. Continuing directors may wish to tender their resignation in such circumstance to assist the Board in evaluating such desirability on a timely basis.

Personal

Candidates should possess strong personal attributes, including ability, unquestionable integrity and honesty, leadership, independence, interpersonal skills and strong moral values.

Candidates (other than the CEO) should be independent of management and free of potential conflicts with the Company’s interests.

NOTE: CANDIDATES ARE GENERALLY EXPECTED TO MEET THE INDEPENDENCE REQUIREMENTS RELATING TO DIRECTORS UNDER APPLICABLE LAWS AND REGULATIONS.

Other

In considering any particular candidate, the Board will consider the following additional factors:

•	The candidate’s ability to work constructively with other members of the Board and with management.

•	Whether the candidate brings an appropriate mix of skills and experience that will enhance the diversity and overall composition of the Board.

•	Whether the candidate is able to devote the time necessary to properly discharge his or her responsibilities. The Board will consider the number of other boards on which the candidate serves, and the likelihood that such other service will interfere with the candidate’s ability to perform his or her responsibilities to the Company.

Candidates will be considered without discrimination because of their race, religion, color, sex, age, national origin, disability, veteran or military status, or any other characteristic protected by state, federal or local law.

B-1

Appendix C

SENSIENT TECHNOLOGIES CORPORATION

2002 DIRECTORS STOCK PLAN

Adopted December 6, 2001, as proposed to be amended April 22, 2004

ARTICLE ONE

ESTABLISHMENT, PURPOSE AND EFFECTIVE DATE OF PLAN

Section 1.1    Establishment.    Sensient Technologies Corporation, a Wisconsin corporation (the “Company”), hereby establishes the “Sensient Technologies Corporation 2002 Non-Employee Director Stock Plan” (the “Plan”) which provides for the grant of stock to Non-Employee Directors of the Company. For purposes of this Plan, a “Non-Employee Director” means any individual who is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1936, as amended (the “Exchange Act”).

Section 1.2    Purpose.    The purpose of this Plan is to advance the interests of the Company by aligning the interests of the Company’s stockholders and Non-Employee Directors, and by enabling the Company to attract and retain the services of directors upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

Section 1.3    Term of Plan.    This Plan shall become effective upon its adoption by the Company’s Board of Directors (the “Board”). This Plan shall remain in effect, subject to the right of the Board to earlier terminate this Plan pursuant to Section 6.1 hereof, until all shares of Common Stock subject to it shall have been issued pursuant to the provisions hereof.

ARTICLE TWO

ELIGIBILITY AND PARTICIPATION

Section 2.1    Eligibility and Participation.    Participants (the “Participants”) in this Plan shall include each member of the Board who is a Non-Employee Director at the time Common Stock of the Company is issued pursuant to this Plan.

ARTICLE THREE

ADMINISTRATION

Section 3.1    Administration.    This Plan shall be administered by the Nominating and Corporate Governance Committee of the Board.

Section 3.2    Powers and Authority of the Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee, by majority action thereof, shall have complete and sole authority to:

(a)  Interpret this Plan and apply its provisions, and prescribe, amend and rescind rules, regulations, procedures, and forms relating to this Plan;

(b)  Authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

(c)  Amend any outstanding agreement relating to any Common Stock issued pursuant to this Plan, subject to legal restrictions and to the consent of the Participant who entered into such agreement; and

(d)  Make all other determinations and take all other actions deemed necessary or advisable for the administration hereof and provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company in connection herewith;

but only to the extent that any of the foregoing are not contrary to the express provisions hereof. Determinations, interpretations or other actions made or taken by the Nominating and Corporate Governance Committee pursuant to the provisions hereof shall be final, binding and conclusive for all purposes and upon all persons. The Nominating and Corporate Governance Committee’s decisions need not be uniform and may be made selectively among Participants, whether or not they are similarly situated.

Notwithstanding the foregoing, the Nominating and Corporate Governance Committee shall have no discretion or authority to: (i) designate the Participants to be issued Common Stock; (ii) determine the number of shares of Common Stock to be issued to each such Participant; (iii) determine the terms and conditions of such Common Stock relating to restrictions or lapse thereof; or (iv) prescribe the consideration for the issuance of Common Stock hereunder and determine the sufficiency of such consideration, which matters shall be as hereafter provided.

Section 3.3    Composition of Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee shall consist of no less than two members of the Board who shall be appointed by the Board.

ARTICLE FOUR

STOCK SUBJECT TO PLAN

Section 4.1    Number.    The total number of shares of Common Stock reserved and available for issuance under this Plan shall initially be 90,000. The number of shares of Common Stock reserved and available for issuance hereunder shall be subject to adjustment upon occurrence of any of the events indicated in Section 4.2 hereof. The shares to be issued under this Plan shall consist of treasury Common Stock or authorized but unissued shares of Common Stock, not reserved for any other purpose. In the event any shares of Common Stock that are granted under the Plan are forfeited, such shares again shall become available for issuance under the Plan.

Section 4.2    Adjustment in Capitalization.    In the event of any change in the outstanding shares of Common Stock that occurs, whether prior to or after the effective date of this Plan, by reason of a Common Stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, split-up, exchange of shares or other similar corporate change, the aggregate number of shares of Common Stock authorized for issuance hereunder shall be appropriately adjusted by the Nominating and Corporate Governance Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In such event, the Nominating and Corporate Governance Committee shall also have the discretion to make appropriate adjustments in the number of shares of Common Stock authorized for issuance to Participants hereunder.

ARTICLE FIVE

SHARE AWARDS

Section 5.1    Grant of Common Stock.    Subject to this Section and Sections 1.3, 4.1 and 4.2 hereof, each person who was a Non-Employee Director of the Company immediately following each annual meeting of shareholders of the Company shall, without further action by the Board or the Nominating and Corporate Governance Committee, be issued 900 shares of the Company’s Common Stock (subject to appropriate adjustment as provided in Section in Section 4.2 hereof) as soon as reasonably practicable, but in no event later than 5 days, following such date. Such shares of Common Stock shall be evidenced by a written agreement to be entered into between the Company and the Participant. Such shares of Common Stock shall not be transferable and shall be immediately and automatically forfeited to the Company in the event the Participant ceases to serve as a member of the Board, provided, however, that such forfeiture provision shall lapse with respect to one-third of the shares of Common Stock so issued on the date of each of the next three annual meetings of stockholders, if the participant continuously serves as a member of the Board until such annual meeting date (such period until the forfeiture provision on the shares shall lapse, the “Period of Restriction”). The Nominating and Corporate Governance Committee shall have no discretion in determining the number of shares of Common Stock issued to each Participant.

Section 5.2    Cessation of Service.

(a)  Death, Disability or Retirement.    Upon cessation of service as a Non-Employee Director of the Company due to death, disability, voluntary retirement or retirement required under any mandatory policy of the Company then in effect, or for any other reason other than removal of the Participant from the Board as set forth in Section 5.2(b) below, the Period of Restriction shall immediately lapse.

(b)    Removal.    Upon cessation of service as a Non-Employee Director of the Company due to removal from the Board in accordance with the procedures set forth in Sections 180.0808 and 180.0809 of the Wisconsin Business Corporation Law or the Company’s Bylaws, as amended from time to time, any shares of Common Stock with respect to which the Period of Restriction has not yet lapsed shall be immediately and automatically forfeited to the Company.

Section 5.3    Change of Control.

(a)  In the event of a “Change of Control” (as hereinafter defined), the Period of Restriction shall be deemed to have lapsed immediately prior to the consummation of the transaction constituting the Change of Control.

(b)  A “Change of Control” of the Company means:

(i)  the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (4) any acquisition pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) of this Section 5.3(b); or

(ii)  individuals who, as of December 6, 2001, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to December 6, 2001 whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(iii)  consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another entity (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no person (excluding any employee benefit plan (or related trust) of the Company or of such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or the action of the Board, providing for such Business Combination; or

(iv)  approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Section 5.4    Restrictions on Common Stock.    Notwithstanding the foregoing, the Company may delay the issuance of Common Stock under the Plan until applicable Federal, “blue sky” and state securities law requirements and any stock exchange requirements are satisfied. The Nominating and Corporate Governance Committee shall impose such restrictions on any shares of Common Stock issued pursuant to this Plan as it may deem necessary or advisable to comply with restrictions under applicable Federal securities laws, under the requirement of any stock exchange upon which such shares of Common Stock are then listed, and under any “blue sky” or state securities laws applicable to such shares.

Section 5.5    Registration.    Any Common Stock granted hereunder to a Participant may be evidenced in such manner as the Nominating and Corporate Governance Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Common Stock granted hereunder to a Participant, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Nominating and Corporate Governance Committee) referring to the terms, conditions and restrictions applicable to such Common Stock. In the event such Common Stock is issued in book-entry form, the depository and the Company’s transfer agent shall be provided with notice referring to the terms, conditions and restrictions applicable to such Common Stock, together with such stop-transfer instructions as the Nominating and Corporate Governance Committee deems appropriate.

Section 5.6    Removal of Restrictions.    Except as otherwise provided in Sections 5.1, 5.2, 5.3 and 5.7 hereof, shares of Common Stock covered by each Common Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 5.5 removed from his or her stock certificates, to the extent such legend is no longer applicable.

Section 5.7    Voting Rights.    During the Period of Restriction, Participants holding shares of Common Stock granted hereunder may exercise full voting rights with respect to those shares.

Section 5.8    Dividends and Other Distributions.    During the Period of Restriction, Participants holding shares of Common Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid.

Section 5.9    Nontransferability of Common Stock.    No shares of Common Stock granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, otherwise than by will or by the laws of decent and distribution, until the termination of the applicable Period of Restriction. All rights with respect to the Common Stock granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE SIX

GENERAL PROVISIONS

Section 6.1    Amendment and Termination.    The Board may at any time amend, alter, suspend, discontinue or terminate this Plan.

Section 6.2    Taxes.    The Company shall be entitled to withhold the amount of any tax attributable to shares of Common Stock deliverable under this Plan after giving the person entitled to receive such shares of Common Stock notice as far in advance as practicable, and the Company may defer delivery if any such tax may be pending unless and until indemnified to its satisfaction. A Participant may elect to pay all or a portion of the federal, state and local withholding taxes arising in connection with the lapse of restrictions on Common Stock, by electing to (i) have the Company withhold shares of Common Stock, (ii) tender back shares of Common Stock received in connection with such benefit, or (iii) deliver other previously owned shares of Common Stock, having a fair market value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Participant’s estimated total federal, state and local tax obligations associated with the transaction. The written election must be made on or before the date as of which the amount of tax to be withheld is determined. The fair market value of fractional shares of Common Stock remaining after payment of the withholding taxes shall be paid to the Participant in cash.

Section 6.3    Indemnification.    Each person who is or shall have been a member of the Nominating and Corporate Governance Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided, however, that he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 6.4    Rights of Board Members.    Nothing in this Plan shall interfere with or limit in any way the rights of stockholders of the Company or the Board to elect or remove members of the Board at any time nor confer upon any Participant any right to continue as a member of the Board.

Section 6.5    No Right to Specific Assets.    Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind or any fiduciary relationship between the Company and any Participant, the executor, administrator or other personal representative or designated beneficiary of such Participant, or any other persons. To the extent that any Participant or his executor, administrator, or other personal representative, as the case may be, acquires a right to receive any benefit from the Company pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

Section 6.6    Rights as a Stockholder.    A Participant shall have no rights as a stockholder with respect to any Common Stock until he shall have become the holder of record of such Common Stock.

Section 6.7    Headings and Captions.    The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

Section 6.8    Controlling Law.    The issuance of Common Stock shall be subject to all applicable laws, rules and regulations, and to such approvals and any governmental agencies or national securities exchanges as may be required. This Plan shall be construed and enforced according to the laws of the State of Wisconsin without regard to conflict of laws.

Appendix D

AMENDED AND RESTATED

SENSIENT TECHNOLOGIES CORPORATION

INCENTIVE COMPENSATION PLAN

FOR ELECTED CORPORATE OFFICERS

Amended and restated by the Board of Directors on February 12, 2004

I.    THE PLAN

The name of this Plan is the Amended and Restated Sensient Technologies Corporation Incentive Compensation Plan for Elected Corporate Officers. The purpose of this Plan is to promote the interests of the shareholders and to provide incentive to the Chairman, President, Chief Executive Officer, Corporate Vice Presidents, Secretary, Treasurer, Controller and Group and Division Presidents (“elected corporate officers”) of the Company for contributions to the profitability of the Company. It is separate and distinct from the other Company incentive plans currently in effect. It is intended that Bonus Awards paid under this Plan constitute “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code.

II.    DEFINITIONS

In this Plan, the following terms used will have the following definitions:

A.    “Board of Directors” means the Board of Directors of Sensient Technologies Corporation.

B.    “Bonus Award” means an award, either paid currently or paid on a deferred basis, as the result of the operation of this Plan.

C.    “Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time.

D.    “Committee” means the committee provided for in Section III.

E.    “Company” means Sensient Technologies Corporation.

F.    “Fiscal Year Salary” of any Participant means the base pay earned by such Participant during the relevant fiscal year of the Company, exclusive of any incentive compensation or supplemental payments by the Company.

G.    “Independent Auditors” means, with respect to any fiscal year, the independent public accountants appointed by the Board of Directors to certify to the Board of Directors the financial statements of the Company.

H.    “Participant” means any elected corporate officer of the Company.

I.    “Performance Goals” means one or more of the following criteria, as determined by the Committee: (i) earnings per share; (ii) return on equity; (iii) return on invested capital; (iv) return on assets; (v) revenue growth; (vi) earnings before interest, taxes, depreciation and amortization; (vii) earnings before interest, taxes and amortization; (viii) operating income; (ix) pre- or after-tax income; (x) cash flow; (xi) cash flow per share; (xii) net earnings; (xiii) economic value added (or an equivalent metric); (xiv) share price performance; (xv) total shareholder return; (xvi) improvement in or attainment of expense levels; (xvii) improvement in or attainment of working capital levels; (xviii) debt reduction; or (xix) strategic and leadership goals (provided, however, that strategic and leadership goals must be (a) able to be objectively determined for each participant such that an award based in whole or part on strategic and leadership goals would not fail to qualify as “qualified performance based compensation” under Treas. Reg. 1.162-27(e) promulgated under Section 162(m) of the Code, or (b) such goals are used solely by the Committee for the purposes of exercising its negative discretion pursuant to Section VI.B. hereof).

J.    “Plan” means this Amended and Restated Sensient Technologies Corporation Incentive Compensation Plan for Elected Corporate Officers.

K.    “Regulations” means the final, temporary and/or proposed Treasury Regulations promulgated under Section 162(m) of the Code and any other rulings or interpretative pronouncements promulgated by the Internal Revenue Service with respect to Section 162(m) of the Code, as in effect from time to time.

III.    COMMITTEE

A.    The Board of Directors has appointed and shall continue to appoint and keep in existence a Compensation and Development Committee composed of at least three members of the Company’s Board of Directors, each of whom constitutes an “outside director” within the meaning of Section 162(m) of the Code and the Regulations. This Committee shall be known as the “Committee” and shall have full power and authority to interpret and administer the Plan in accordance with its terms (provided that, except as provided in Sections V.B. and VI.B. hereof, the Committee shall have no authority or discretion to establish the amount of any Bonus Award in any amount other than the “Planned Amount” (as hereinafter defined)). Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions hereof shall be final, binding and conclusive for all purposes and upon all persons. The Committee’s decisions need not be uniform and may be made selectively among Participants, whether or not they are similarly situated.

B.    The Board of Directors may, from time to time, remove members from the Committee or add members thereto, and vacancies on the Committee, however caused, shall be filled by action of the Board of Directors; provided, that no person shall be appointed to the Committee who does not qualify as an “outside director” (as defined in the preceding paragraph A).

IV.    ESTABLISHMENT OF PERFORMANCE GOALS

A.    Not later than the 90th day of each fiscal year of the Company, the Committee shall establish and adopt Performance Goals for such fiscal year. Such Performance Goals shall include: (a) a percent of Fiscal Year Salary that may be paid to a Participant as a Bonus Award under this Plan and (b) the amount of such percent of Fiscal Year Salary that is to be paid to a Participant as a Bonus Award under this Plan based on the relative or comparative achievement of the Performance Goals.

B.    Following the 90th day of each fiscal year of the Company, the Performance Goals that have been established for the applicable fiscal year in accordance with the foregoing paragraph shall not be subject to modification or adjustment for any reason, except certain extraordinary events, as described in Paragraph VI.A.

V.    PLAN PARTICIPATION; PARTIAL YEAR PARTICIPATION

A.    Subject to Section VI.E. below, the persons entitled to participate in this Plan for any fiscal year of the Company are those persons who, at any time during such fiscal year, held a position as an elected corporate officer of the Company.

B.    If any person serves as an elected corporate officer, and therefore is eligible to be a Participant, for less than 100% of any fiscal year, then any Bonus Award otherwise payable to such person hereunder for such fiscal year shall nonetheless be payable in full (subject to Section VI.E. below), unless the Committee in its discretion determines that the amount of such Bonus Award should be reduced to reflect such officer’s service for less than the entire fiscal year, in which event the Bonus Award payable to such Participant shall be reduced to the extent so determined by the Committee. The amount of such reduction shall not be subject to the limitations on discretionary reductions imposed under Section VI.B. below.

VI.    DETERMINATION AND PAYMENT OF BONUS AWARDS

A.    Subject to the following sentence of this Paragraph A and to Paragraphs B, C and E of this Section VI, the amount of the Bonus Award payable to a Participant for any fiscal year under this Plan shall be an amount equal to the percentage of the specified percent of such Participant’s Fiscal Year Salary for such fiscal year that corresponds to the relative or comparative achievement of the Performance Goals for such fiscal year, as established by the Committee in accordance with Section IV.A. In comparing actual performance against the Performance Goals, the Committee may exclude from or include in such comparison any extraordinary gains, losses, charges, or credits which appear on the Company’s books and records as the Committee deems appropriate, provided that such exclusion does not cause any Bonus Award to fail to constitute “performance-based compensation” under Section 162(m) of the Code. An extraordinary item may include, but shall not be limited to, an item in the Company’s financial statements reflecting a change in an accounting rule, tax law, or major legislative not taken into consideration in the establishment of the Performance Goals. In addition, the impact of a material dislocation in the U.S. economy or a substantive change in the Company’s business plans also may be deemed to be such an extraordinary item. The dollar amount of any Bonus Award determined under this Paragraph A. is referred to herein as the “Planned Amount.”

B.    The Committee may in its discretion reduce the Bonus Award for any Participant or Participants for any fiscal year to an amount less than the Planned Amount if the Committee, in its discretion, determines such reduction to be appropriate, taking into consideration such factors as the Committee deems appropriate. In no event, however, shall any Bonus Award be reduced under this Section VI.B. to less than eighty percent (80%) of the Planned Amount. Discretionary reductions in Bonus Awards under this Paragraph B. may be made in different amounts or percentages for different Participants, and may be based on considerations unique to a particular Participant and/or considerations affecting the Company or all Participants generally. Under no circumstances shall the Committee have any discretion to increase any Bonus Award to an amount greater than the Planned Amount.

C.    Notwithstanding the Performance Goals and the Planned Amounts, in no event shall any Bonus Award payable to any one Participant under this Plan for any fiscal year exceed $1,500,000.

D.    All Bonus Awards for any fiscal year shall be paid no later than thirty (30) days after the Company files its Form 10-K with the Securities and Exchange Commission for such year.

E.    No Bonus Award for a fiscal year shall be paid to a Participant whose employment with the Company terminates (regardless of the reason for or circumstances of that termination) prior to the time that Bonus Awards for such year are paid.

VII.    SHAREHOLDER APPROVAL OF THE PLAN

This Plan shall become effective only after it has been submitted to and approved by a separate vote of the shareholders of the Company, by the affirmative vote of a majority of the votes cast thereon. Until such approval has been obtained, no Participant shall be entitled to be paid any Bonus Award hereunder. The particular Performance Goals established for any fiscal year need not be approved by the shareholders. Once such shareholder approval is obtained, no further shareholder approval shall be required in any subsequent fiscal year until and unless required by the Code or the Regulations. If any material term of the Plan is changed, such that reapproval by the shareholders is required under the Code or the Regulations, then no Bonus Awards shall be payable to any Participant hereunder until such reapproval has been duly obtained.

VIII.    SUCCESSORS AND ASSIGNS

A.    If the Company sells, assigns or transfers all or substantially all of its business and assets to any person, excluding affiliates of the Company, or if the Company merges into or consolidates or otherwise combines with any person which is a continuing or successor entity, then the Company shall assign all of its right, title and interest in this Plan as of the date of such event to the person which is the acquiring or successor corporation, and such person(s) shall assume and perform from and after the date of such assignment all of the terms, conditions and provisions imposed by this Plan upon the Company.

B.    In the case of such an assignment and assumption, all further rights, as well as all other obligations of the Company under this Agreement, thenceforth shall cease and terminate and thereafter the expression “the Company” wherever used herein shall be deemed to mean such successor person(s).

IX.    COORDINATION WITH CHANGE OF CONTROL EMPLOYMENT AND SEVERANCE AGREEMENTS

If any Participant is a party to a Change of Control Employment and Severance Agreement with the Company (“Change of Control Agreement”), it is the intent of the Company that, if such Change of Control Agreement becomes effective as a result of a Change of Control (as defined therein) of the Company, while the Participant continues to be employed by the Company under Section 4 of the Change of Control Agreement such Participant shall not be entitled to receive, for the same fiscal year, a Bonus Award under this Plan as well as a bonus under Section 4(b)(ii) of his or her Change of Control Agreement. Accordingly, for example, any Bonus Award payable to any such Participant under this Plan with respect to the fiscal year in which a Change of Control occurs shall be reduced by the amount of any bonus to which such Participant is entitled, for or in respect of the same fiscal year, under Section 4(b)(ii) of his or her Change of Control Agreement.

X.    PLAN AMENDMENTS, DISCONTINUANCE

The Board of Directors may amend, suspend or discontinue this Plan at any time, provided that the Performance Goals and the method by which the amount of Bonus Award is determined may not be altered for any fiscal year after the Performance Goals for such year have been established except in accordance with Section IV.B. of the Plan; and provided further, that the Plan may not be suspended or discontinued for any fiscal year after the Performance Goals have been established for such year.

SENSIENT TECHNOLOGIES CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

To be held Thursday, April 22, 2004

2:00 p.m. Mountain Time

The Brown Palace Hotel, 321 17th Street

Denver, CO

[LOGO] SENSIENT	Sensient Technologies Corporation 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202	proxy

This proxy is solicited on behalf of the Board of Directors of Sensient Technologies Corporation.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” all nominees listed in Item 1 and “FOR” Items 2, 3, and 4.

By signing this proxy, you revoke all prior proxies and constitute and appoint KENNETH P. MANNING and JOHN L. HAMMOND, and each of them, with full power of substitution, your true and lawful Proxies, to represent and vote, as designated below, all shares of Common Stock of Sensient Technologies Corporation which you are entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at The Brown Palace Hotel, 321 17th Street, Denver, CO, on Thursday, April 22, 2004, 2:00 p.m. Mountain Time, and at any adjournment thereof.

See reverse for voting instructions.

There are three ways to vote your Proxy

Company#

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE—TOLL FREE—1-800-560-1965—QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 21, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number or Taxpayer Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET—http://www.eproxy.com/sxt/—QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 21, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number or Taxpayer Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card appearing below, then fold this sheet along the dotted line and return it in the postage-paid envelope we have provided or return it to Sensient Technologies Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

The Board of Directors Recommends a Vote FOR all Nominees listed in Item 1 and FOR Items 2, 3, and 4.

1. Election of directors:	01 Michael E. Batten	03 James A.D. Croft
	02 Dr. Fergus M. Clydesdale	04 Essie Whitelaw

☐ Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

\/ Please fold here \/

2. Proposal to amend the Sensient Technologies Corporation 2002 Non-Employee Director Stock Plan.

☐ For     ☐ Against    ☐ Abstain

3. Proposal to approve the Amended and Restated Sensient Technologies Corporation Incentive Compensation Plan for Elected Corporate Officers for purposes of Section 162(m) of the Internal Revenue Code of 1986.

☐ For     ☐ Against    ☐ Abstain

4. Proposal to ratify the appointment of Deloitte & Touche LLP, certified public accountants, as the independent auditors of the Company for fiscal 2004.

☐ For     ☐ Against    ☐ Abstain

5. In their discretion, the Proxies are authorized to Vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN ITEM 1 AND “FOR” ITEMS 2, 3, AND 4.

Address Change? Mark Box ☐ Indicate changes below:	The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.

Date

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing a proxy.

SENSIENT TECHNOLOGIES CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

To be held Thursday, April 22, 2004

2:00 p.m. Mountain Time

The Brown Palace Hotel, 321 17th Street

Denver, CO

[LOGO] SENSIENT	Sensient Technologies Corporation 777 East Wisconsin Avenue Milwaukee, Wisconsin 53202	proxy

This proxy is solicited on behalf of the Board of Directors of Sensient Technologies Corporation.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted “FOR” all nominees listed in Item 1 and “FOR” Items 2, 3, and 4.

By signing this proxy, you revoke all prior proxies and constitute and appoint KENNETH P. MANNING and JOHN L. HAMMOND, and each of them, with full power of substitution, your true and lawful Proxies, to represent and vote, as designated below, all shares of Common Stock of Sensient Technologies Corporation which you are entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at The Brown Palace Hotel, 321 17th Street, Denver, CO, on Thursday, April 22, 2004, 2:00 p.m. Mountain Time, and at any adjournment thereof.

See reverse for voting instructions.

    There are three ways to vote your Proxy

Company#

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE—TOLL FREE—1-800-560-1965—QUICK *** EASY *** IMMEDIATE

•	Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 21, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number or Taxpayer Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET - http://www.eproxy.com/sxt/ - QUICK *** EASY *** IMMEDIATE

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on April 21, 2004.
•	Please have your proxy card and the last four digits of your Social Security Number or Taxpayer Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card appearing below, then fold this sheet along the dotted line and return it in the postage-paid envelope we have provided or return it to Sensient Technologies Corporation, c/o Shareholder Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

Savings Plan —401(K) or Employee Stock Ownership Plan— “ESOP”

The Board of Directors Recommends a Vote FOR all Nominees listed in Item 1 and FOR Items 2, 3, and 4.

1. Election of directors:	01 Michael E. Batten	03 James A.D. Croft
	02 Dr. Fergus M. Clydesdale	04 Essie Whitelaw

☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

\/ Please fold here \/

2. Proposal to amend the Sensient Technologies Corporation 2002 Non-Employee Director Stock Plan.

☐ For             ☐ Against             ☐  Abstain

3. Proposal to approve the Amended and Restated Sensient Technologies Corporation Incentive Compensation Plan for Elected Corporate Officers for purposes of Section 162(m) of the Internal Revenue Code of 1986.

☐ For             ☐ Against             ☐  Abstain

4. Proposal to ratify the appointment of Deloitte & Touche LLP, certified public accountants, as the independent auditors of the Company for fiscal 2004.

☐ For             ☐ Against             ☐  Abstain

5. In their discretion, the Proxies are authorized to Vote upon such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED “FOR” ALL NOMINEES LISTED IN ITEM 1 AND “FOR” ITEMS 2, 3, AND 4.

Address Change? Mark Box ☐ Indicate Changes below:	The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.
Date

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc, should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

March 15, 2004

BY EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Attn: Filing Office

Re: Sensient Technologies Corporation

Definitive Proxy Statement on Form 14A

Dear Sir/Madam:

On behalf of Sensient Technologies Corporation (the “Company”), pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, in accordance with Rule 14a-6(b) of the Securities and Exchange Commission (the “Commission”) and pursuant to Rule 101(a) of Regulation S-T, we hereby submit for filing with the Commission a copy of the Company’s definitive proxy statement, forms of proxy and invitation letter to shareholders relating to the annual meeting of shareholders of the Company which is to be held on April 22, 2004. No fee is required to be paid herewith in accordance with Rule 14a-6(i).

The Company began distributing final copies of the proxy statement and accompanying proxy to shareholders starting on March 15, 2004.

If the proposal to amend the 2002 Non-Employee Directors Stock Plan is approved by the shareholders, the Company plans to file a registration statement registering the additional shares called for in the proxy statement following the meeting.

Should you have any questions or need additional information, please contact the undersigned at the noted telephone numbers.

Very truly yours,

Beth Pagel Serebransky

212-909-6785

Anne C. Meyer

212-909-7441

cc: John L. Hammond, Esq.